SCHEDULE 14C
(Rule 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:
[X] Preliminary Information Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)).
[   ] Definitive Information Statement

Telemetrix Inc.
c/o Michael J. Tracy
1225 Sage
Gering, Nebraska 69341

cc: Timothy V. Dix, Esquire
Shughart Thomson & Kilroy, P.C.
1050 Seventeenth Street, Suite 2300
Denver, Colorado 80265

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box): [X] No fee required [ ] Fee computed on table below per Exchange Act Rules 14c-5(g)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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[ ] [ ]
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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NOTICE OF ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

Effective ________________________

To the Shareholders:

     Notice is hereby given that the holders of a majority of the voting shares (the “Majority Shareholder Group”) of Telemetrix Inc., a Delaware corporation (the “Company”) have acted by written consent (in lieu of special meeting of shareholders) on September 7, 2004, as amended and restated on September 16, 2004, with regard to the removal of all existing directors and the election of three new directors of the Company, all of whom shall hold office until the next Annual Meeting of Shareholders (or action by majority written consent of shareholders in lieu thereof ) (the “Shareholder Actions”). The Shareholder Actions shall be effective twenty days from the date hereof, _________________________.

     All shareholders of record at the close of business on September 7, 2004 are entitled to notice of the Shareholder Actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Telemetrix Inc., a Delaware Corporation:

/s/ Michael J. Tracy Michael J. Tracy, Chief Executive Officer October __, 2004

(ii)

TABLE OF CONTENTS

INFORMATION STATEMENT	1
GENERAL INFORMATION	2
Scope of the Statement	2
Mailing Address	2
Voting Securities of the Company	2
Date, Time and Place of Information	2
Dissenter’s Rights	2
Principal Holders of the Company’s Securities: The Majority Shareholder Group	2
Tabular Summary of Security Ownership of the Members of the Majority Shareholder Group
Further Information	3
The Current Board	4
New Directors	4
Biographies of Prior Board of Directors and Officers	5
Background for Action Taken by Written Consent	5
The Company’s Relationship with Tower Gate and Nyssen and their Defaults	5
Issues Related to the Number of Authorized Directorships and the Board Membership	7
Certain Activities of members of the Majority Shareholder Group Prior to the Action
by Written Consent	9
Actions Taken by Board 1 from and after September 1, 2004	10
September 16, 2004 Amended and Restated Action by Written Consent	11
Legal Basis for Actions Taken by Written Consent	11
Voting Rights and Record Date	11
Certain Legal Proceedings Affecting the Company and Certain Directors	12
Disclosures Required As to the Current Board and Management	12
Security Ownership of Beneficial Owners	12
Security Ownership of Management	13
Change of Control	14
Committees of the Board of Directors	14
Procedures for Nomination to Board Membership; Special Rights to Board Membership	14
Transactions between Company and its Directors or Members of Management
Including Debtor-Creditor Transactions	14
Significant Employees	14
Family Relationships	14
Directors and Officers; Other Legal Proceedings	14
Expenses for the Information Statement and Shareholder Actions	15
Section 16(a) Beneficial Ownership Reporting Compliance	15
Certain Business Relationships of Directors and Officers with the Company	16

(iii)

Compensation of Officers and Directors	16
Summary Compensation Chart	16
Options/SAR Grants 2003	16
Aggregate Options/SAR Exercises in 2003 and Fiscal Year End Options/SAR Values	17
Board Compensations	17
Outside Accountants and Audit Fees	17
Instructions for Submitting Agenda Items for the Next Annual Meeting	17
Additional Information	17

ATTACHMENTS:

EXHIBIT A:	DRAFT MINUTES OF JUNE 17, 2004 BOARD MEETING

EXHIBIT B:	MINUTES OF PURPORTED JULY 13, 2004 BOARD MEETING

EXHIBIT C:	ACTION OF DIRECTORS, APRIL 24, 1999, FIXING NUMBER OF DIRECTORS AT TIME

EXHIBIT D:	SECTION 2.1 OF THE BYLAWS OF TELEMETRIX INC.

EXHIBIT E:	OPINION OF COVINGTON & BURLING, ESQUIRES, SEPTEMBER 3, 2004

EXHIBIT F:	AUGUST 10, 2004 LETTER FROM MR. BECKER TO MR. KEALY

EXHIBIT G:	SEPTEMBER 2, 2004 LETTER FROM MR. KEALY TO MESSRS. BECKER AND TRACY

EXHIBIT H:	SEPTEMBER 13, 2004 LETTER FROM MR. BECKER TO MR. KEALY

EXHIBIT I:	SEPTEMBER 7, 2004 EMAIL FROM THE COMPANY’S SECRETARY TO MICHAEL TRACY

EXHIBIT J:	SEPTEMBER 7, 2004 ACTION BY WRITTEN CONSENT OF THE SHAREHOLDERS OF TELEMETRIX, INC.

EXHIBIT K:	SEPTEMBER 3, 2004 MINUTES OF THE MEETING OF THE BOARD OF DIRECTORS OF TELEMETRIX, INC.

EXHIBIT L:	SEPTEMBER 16, 2004 MINUTES OF THE BOARD MEETING OF TELEMETRIX, INC.

EXHIBIT M:	SEPTEMBER 16, 2004 AMENDED AND RESTATED ACTION WITHOUT MEETING OF THE SHAREHOLDERS OF TELEMETRIX, INC.

EXHIBIT N:	OCTOBER 18, 2004 MINUTES OF THE BOARD MEETING OF TELEMETRIX, INC.

(iv)

TELEMETRIX INC.
1225 Sage
Gering, Nebraska 69341
308.436.7090

INFORMATION STATEMENT

     The following information is furnished by Telemetrix Inc. (the “Company” or “Telemetrix”) to holders of its Common Stock in connection with an action of a group of shareholders holding a majority of shares of Common Stock of the Company taken by written consent for the purpose of removing all of the current directors of the Company and electing three new directors.

     This Information Statement is first being mailed to holders of the Company’s Common Stock on or about ____________________.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

     Scope of the Statement

     This Information Statement contains disclosure of various facts, beliefs and reasons for the action by written consent and various circumstances that have arisen in connection therewith. It is not a proxy solicitation but is being prepared and mailed to comply with the Section 14(c) of the Securities and Exchange Act of 1934 and Rule 14c of the Securities and Exchange Commission promulgated thereunder.

   Mailing Address

     The complete mailing address of the Company’s principal executive office is 1225 Sage, Gering, Nebraska 69341 and its telephone number is 308.436.4090.

   Voting Securities of the Company

     Pursuant to Section 1.10 of the Company’s By-Laws, shareholders of record at the close of business on September 7, 2004 are entitled to notice of the Shareholder Actions. At that record date, the following voting shares of the Company were outstanding:

Class of Securities	Shares Outstanding	Votes Per Share
Common	18,476,186	1 vote per share

Total	18,476,186	1 vote per share

   Date, Time and Place of Information Addressed by this Statement

     On September 16, 2004, the Shareholder Actions (described in further detail herein) were approved by written consent (the “Amended and Restated Action by Written Consent”) by more than a majority of the shares of the Common Stock of the Company constituting the only class of capital stock of the Company and is effective immediately; provided however, effectiveness of the action is being delayed for a reasonable time to honor the obligation of the Company to timely prepare this Information Statement, file it with the U.S. Securities and Exchange Commission (the “SEC”) and to mail it to all shareholders that would be entitled to vote upon the actions taken had a meeting been held.

   Dissenter’s Rights

     There are no dissenter’s rights applicable in connection with this Information Statement and the matters to which it pertains.

Principal Holders of the Company’s Securities: The Majority Shareholder Group

     The Majority Shareholder Group own more than 79% of Telemetrix’s Common Stock. The following persons constitute the Majority Shareholder Group.

o

Ardara Investments, Ltd. (“Ardara”) is a Cayman Islands, British West Indies corporation headquartered in Georgetown, Grand Cayman Island, British West Indies. Ardara owns 750,000 shares of Common Stock of Telemetrix Inc. Ardara has sole voting and dispositive power over these shares.

o

Becker Capital Management, LLC (“BCM”) is a Colorado limited liability company which is headquartered at Longmont, Colorado, and owns 484,746 shares of Common Stock of Telemetrix Inc. BCM has sole voting and dispositive power over these shares.

o

BGC Investments, LLC (“BGC”) is a Delaware corporation headquartered in Longmont, Colorado. BGC owns 62,500 shares of Common Stock of Telemetrix Inc. BGC has sole voting and dispositive power over these shares.

o

Hartford Holdings, Ltd. (“Hartford”) is a Cayman Islands, British West Indies corporation headquartered in Georgetown, Grand Cayman Island, British West Indies and holds 3,962,004 shares of Common Stock of Telemetrix Inc.

o

Wells Fargo Bank FBO Michael L. Glaser IRA Rollover (“WFB-MLG IRA Rollover”) owns 403,521 shares of Common Stock of Telemetrix Inc. WFB-MLG IRA Rollover, directed by Glaser, has sole voting and dispositive power over these shares.

o	Ionian Investments, Ltd. (“Ionian”) is a Cayman Islands, British West Indies corporation headquartered in Georgetown, British West Indies and holds 750,000 shares of Common Stock of Telemetrix Inc.

o

Vintage Investments, Ltd. (“Vintage”) is a Cayman Islands, British West Indies corporation headquartered in Georgetown, British West Indies. Vintage owns 1,725,000 shares of Common Stock of Telemetrix Inc. Vintage has sole voting and dispositive power over these shares. Larry E. Becker is the authorized representative of Vintage, and has the power to vote these shares on behalf of Vintage.

o

Wyse Investments, Ltd. (“Wyse”) is a Cayman Islands, British West Indies corporation headquartered in Georgetown, British West Indies. Wyse owns 500,000 shares of Common Stock of Telemetrix Inc. Wyse has sole voting and dispositive power over these shares. William W. Becker is the authorized representative of Wyse, and has the power to vote these shares on behalf of Wyse.

o

Michael L. Glaser IRA Rollover and MLG IRA Rollover Account are individual retirement accounts directed by Michael L. Glaser and located in Denver, Colorado. Michael L. Glaser IRA Rollover (“MLG IRA”) owns 200,000 shares of Common Stock of Telemetrix Inc. MLG IRA is directed by Glaser, who has sole voting and dispositive power over these shares. Wells Fargo Bank FBO Michael L. Glaser IRA Rollover (“WFB-MLG IRA Rollover”) owns 403,521 shares of Common Stock of Telemetrix Inc. WFB-MLG IRA Rollover, directed by Glaser, has sole voting and dispositive power over these shares.

o

William W. Becker is a citizen of Canada, and his principal residential address is Bay Road, Georgetown, Grand Cayman Island, British West Indies. He owns 87,500 shares of Common Stock of Telemetrix Inc.

o

Michael L. Glaser (“Glaser”) is a citizen of the United States and his residential address is 2324 South Jackson Street, Denver, Colorado 80210. Michael L. Glaser is employed as an attorney in Denver, Colorado. Michael L. Glaser owns 816,533 shares of Common Stock of Telemetrix Inc. Glaser has sole voting and dispositive power over these shares.

o

Michael J. Tracy (“Tracy”) is a citizen of the United States, and his residential address is 731 East 38th Street, Scotts Bluff, Nebraska 69361. Tracy is employed as the Chief Executive Officer and acting Chief Financial Officer of Telemetrix. Tracy owns 4,885,504 shares of Common Stock of Telemetrix Inc. Tracy has sole voting and dispositive power over these shares.

     Ardara; William W. Becker; BCM; BGC; Glaser; Ionian; Vintage; Wyse; MLG IRA;WFB-MLG IRA Rollover; and Hartford, together may constitute a group within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the “Act”). On September 1, 2004, they collectively filed Schedule 13D as a group under the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 (the “Act”) indicating that they were contemplating certain collective actions. On September 15, 2004, they collectively filed a second Schedule 13D filing as a group within the meaning of Rule 13A-5 of the Act reporting that they had taken action by written consent to remove all directors and elect three new directors.

   Tabular Summary of Security Ownership of the Members of the Majority Shareholder Group; Further Information

     The persons constituting the Majority Shareholder Group own in the aggregate 14,627,308 shares of Common Stock of Telemetrix, which constitutes more than 79% of the outstanding shares of Common Stock of the Company. There were 18,476,186 shares of Common Stock outstanding on September 7, 2004. The following is a table reflecting the number of shares owned by each of the members of the Majority Shareholder Group. Each of the members of the Group has the sole power to vote, or to direct the vote, of the number of shares they own as shown in the table, and sole power to dispose, or to direct the disposition of, the number of shares of Common Stock shown in the table.

SHAREHOLDER ID	NAME OF SHAREHOLDER	NUMBER OF SHARES	PERCENTAGE OWNERSHIP
001029	Ardara Investments, Ltd.	750,000	--
001040	Becker Capital Management, LLC	484,746	--
000614	William W. Becker	87,500	--
000594	BGC Investments, LLC	62,500	--
000534	Michael L. Glaser	816,533	--
000575	Michael L. Glaser IRA Rollover	200,000	--
000538	Hartford Holdings, Ltd.	3,962,004	--
001030	Ionian Investments, Ltd.	750,000	--
000563	Michael J. Tracy	4,885,504	--
000539	Vintage Investments, Ltd.	1,725,000	--
000990	Wells Fargo Bank FBO Michael L. Glaser IRA Rollover	403,521	--
001028	Wyse Investments, Ltd.	500,000	--

	Total	14,627,308	79.17%

   The Current Board and Officers of the Company

     The following table represents all Company directors and officers immediately prior to the September 16, 2004 Amended and Restated Action by Written Consent:

NAME	DIRECTOR	OFFICER
Patrick J. Kealy	Director
Michael Tracy	Director	Acting Chief Financial Officer
William Becker	Director
Richard Dineley		President & Chief Executive Officer
Richard L. West		Secretary
Geoff Girdler		Non-Executive Chief Operating Officer

   New Directors Being Elected By the Terms of the Amended and Restated Action by Written Consent of Shareholders

     The three directors elected pursuant to the September 16, 2004 Amended and Restated Action by Written Consent are as follows:

          William W. Becker: Mr. Becker has been a director of the Company since April 15, 2004. From April, 1999 to April 15, 2004, Mr. Becker was the Company’s Chairman of the Board. From March 1996 to June 1999 and then from September 1999 to present, Mr. Becker was and is Chairman of the Board of: (a) The Becker Group of Companies, an investment and venture capital firm, based in Grand Cayman, British West Indies; and (b) TeleHub Communications Corporation, a research and development company located in Gurnee, Illinois. Mr. Becker is a member of the Board of Directors of nCube Corporation and AirCell, Inc.

          Michael J. Tracy: Mr. Tracy has been a director of the Company since April 1999, and served as its president and chief executive officer from December 1999 until June 17, 2004. Mr. Tracy currently serves as executive vice president of the Company. From 1982 to the present, Mr. Tracy has been president of Tracy Corporation II, d/b/a Western Total Communications, a wholly-owned subsidiary of Telemetrix (“WTC”), also d/b/a Telemetrix Technologies, and the entity that holds a license issued by the Federal Communications Commission (“FCC”) authorizing it to provide wireless personal communications services and paging services in Basic Trading Area (“BTA”) 411. WTC is located in Gering, Nebraska.

          Gary R. Brown: Mr. Brown is Executive Vice President of Global Sales for Taqua, Inc., a manufacturer of telecommunications switching systems. From December 2001 to October 2003, Mr. Brown served as chief operating officer of Metro-Optics, also a manufacturer of telecommunications switching systems. Mr. Brown has more than 29 years’ experience in the telecommunications industry.

Biographies of Prior Board of Directors and Officers

     Patrick J. Kealy is a director and was the Company’s Chairman of the Board from April 15, 2004 until September 3, 2004. From July 2002 to present, Mr. Kealy has been the Chairman of Swissfone International, Ltd., an international long distance service provider located in Washington, D.C. From January 1998 to November 2002, Mr. Kealy was the President of Harris, Hoover and Lewis International, an investment advisor firm located in New York, New York. From 1965 to 1995, Mr. Kealy was employed in various management positions by various securities brokerage firms, including from 1984 to 1990 with Morgan Stanley in New York, New York. Mr. Kealy graduated from Notre Dame University in 1965 with a BBA Degree in Finance.

     Michael Tracy has been a Director since April 1999, and was the Company’s President and CEO from December 1999 to June 17, 2004. On September 16, 2004, the Board elected Mr. Tracy President and CEO. From 1982 through the current date, Mr. Tracy has been President and Director of Tracy Corporation II dba Western Total Communications and also dba Telemetrix Technologies, a wireless paging and mobile telephone communications company located in Gering, NE.

     William Becker has been a Director since April 15, 2004. On September 3, 2004, the Board elected Mr. Becker Chairman of the Board. From April 1999 to April 15, 2004, Mr. Becker was the Chairman of the Board. From March 1996 to June 1999 and then from September 1999 to present, Mr. Becker was the Chairman of the Board of: (a) the Becker Group of Companies, an investment and venture capital firm, based on Grand Cayman, British West Indies; and (b) TeleHub Communications Corp., a research and development company located in Gurnee, Illinois. Mr. Becker is a Director of the Board of Directors of the following companies: nCube Corporation, and AirCell, Inc.

     Richard Dineley was elected President and Chief Executive Officer by the Board on June 17, 2004. Since 1993, Mr. Dineley has been President of deltaVectors, LLC, Atlanta, Georgia, a strategic consulting and investment services firm to the information technology and communications industries. The Board terminated Mr. Dineley as President and Chief Executive Officer on September 16, 2004.

     Richard L. West was elected Corporate Secretary by the Board on June 17, 2004. Since December 2003, Mr. West has been a principal in West Law Firm, LLC, New York, New York. Mr. West was Director and General Counsel of Harmonic Research, Inc. in New York, New York, from June 2003 to December 2003, and was Senior Vice President and General Counsel of Harris, Hoover and Lewis, Inc. / Source Capital Group, New York, New York, from August 2001 to June 2003. The Board terminated Mr. West as Secretary on September 16, 2004.

     Geoff Girdler was Non-Executive Chief Operating Officer from October 2003 until September 16, 2004 when he was terminated by the Board. Mr. Girdler was employed by Numerex Corp. as Executive Vice President of Operations, Executive Vice President, Strategic Operations Director from 1999 to May 2003, and as Managing Director for several Numerex Corp. subdivisions from 1997 to 1999. Mr. Girdler is a Director of Tower Gate, PLC, United Kingdom, the parent corporation of Tower Gate.

   Background for Action Taken by Written Consent

        The Company’s Relationship with Tower Gate and Nyssen and their Defaults

     On October 1, 2003, November 19, 2003, January 14, 2004 and February 3, 2004, Telemetrix entered into certain agreements (collectively the “Investment Agreements”) with Tower Gate Financial Limited (“Tower Gate”) and its affiliate Nyssen LP (“Nyssen”), both located in London, England (collectively, the “UK Group”), wherein the UK Group made various financial commitments to Telemetrix and presented certain business plans that the Majority Shareholder Group expected to be in the best interest of Telemetrix. The plans included raising a minimum of $2.0 million in equity capital in a private placement of Telemetrix Securities.

     The members of the Majority Shareholder Group now believe that the UK Group will not, and never intended to, raise the equity capital, but instead, have advanced monies as bridge loans and have attempted to add members to the Company’s board of directors, in order to gain leverage over the Company to the disadvantage of the shareholders. Specifically, the UK Group has manifested a plan to take over the assets and operations of the Company, in violation of their agreements with Telemetrix and in violation of the corporate securities laws and regulations that govern the operations of Telemetrix and protect the rights of its shareholders.

     The Majority Shareholder Group believes that the UK Group and its members are in default of their obligations to the Company, and that they have developed business plans that are not in the best interests of Telemetrix, in the following respects:

o

Tower Gate does not have the ability to raise $2.0 million in equity capital, did not have such ability at the time it signed the Investment Agreements, and would not and cannot provide the guarantees required for the planned lease financing of the telecommunications switch referenced therein;

o	Nyssen, an affiliate of Tower Gate, was aware that Tower Gate would not be able to meet the promises that it made in the Investment Agreements;

o

Nyssen, has advanced monies as “demand loans” with no intention of converting such loans to equity except upon terms highly detrimental to the shareholders of Telemetrix and contrary to the terms of the Investment Agreements; and

o	The UK Group has created circumstances where it will be difficult to obtain alternative financing to support the Company’s operations, without an elimination of these circumstances.

o

On September 24, 2004, Nyssen filed with the Delaware Secretary of State a Uniform Commercial Code Financing Statement (the “UCC Statement”) listing itself as Creditor and Telemetrix as Debtor under which Nyssen purports to have a security interest that attaches to all current and future assets of Telemetrix and its wholly-owned subsidiary, Tracy Corporation II (“Tracy II”), including the FCC licenses and assets held by Tracy II necessary for the Company’s business and operations. In the UCC Statement, Nyssen further represents that the security interest was created pursuant to a Second Supplemental Agreement (the “Agreement”) between it and Telemetrix, dated September 23, 2004. The grant of this security interest is not authorized in any of the Investment Agreements. Messrs. Tracy and Becker who are two of the three duly elected members of the Board of Telemetrix did not review the Agreement before it was allegedly executed on September 23, 2004, and the Board did not approve this Agreement. Messrs. Tracy and Becker have not seen or been furnished a copy of the executed Agreement and are unable to determine whether a duly elected officer of either Telemetrix or Tracy II executed the Agreement. The Majority Shareholders Group believes that the execution and delivery of the Agreement, if it were actually executed and delivered, and the filing of the UCC Statement, further evidences the UK Group’s plan to take over the Company to the detriment of shareholders.

     In June and July 2004, the Majority Shareholder Group first became aware of some of the activities of the members of the UK Group and their agents and determined to protect the interests of Telemetrix and its shareholders by taking action to stop such activities. In particular, the Majority Shareholder Group believes that the UK Group has created a situation where the Company is totally reliant on the UK Group’s financial support without it disclosing its motives to dilute the existing shareholders beyond all reason and that the UK Group has attempted to gain and, then, consolidate control over Telemetrix by adding various persons to Telemetrix’s Board of Directors – all while making none of the promised equity investment in the Company or any progress in attracting investment by third parties. Further, the Majority Shareholder Group believes that the actions of the UK Group violate both Delaware law and Telemetrix’s By-Laws, and, potentially, cause a transfer in control of the Company, in violation of Section 310 of the federal Communications Act of 1934, as amended (the “Communications Act”). In fact, the Majority Shareholder Group understands that Tower Gate has made express written representations of its ownership and control of Telemetrix in the United Kingdom in July 2004.

        Issues Related to the Number of Authorized Directorships and the Board Membership

     Under the terms of the November 19, 2004 Investment Agreement, no one could be elected a director or an officer of the Company unless approved by Nyssen, without there being a default by Telemetrix under the terms thereof. At a meeting of the Board of Directors on June 17, 2004, Mr. Patrick Kealy, Board Chairman, introduced three prospective directors who were selectees and designees of the UK Group, or its representatives – Mr. Richard Dineley, Mr. Chris Fitzsimmons and Mr. John O’Connor. As Messrs. Connor and Fitzsimmons were sponsored and approved by the UK Group and Mr. Fitzsimmons, a director of Tower Gate, is a citizen of the United Kingdom, and Mr. Kealy had previously been designated as a director of the Company by the UK Group, the Majority Shareholder Group believes that the election of such a Board would be deemed a transfer of control of the Company, in violation of Section 310(d) of the Communications Act unless prior approval of their election were obtained from the FCC. At the June 17, 2004 meeting, Messrs. Kealy, Tracy and Becker voted to approve the appointment of Messrs. Dineley, Connor and Fitzsimmons to the Board, but only upon the condition of prior FCC approval. The resolution appearing in the draft minutes of the Board meeting delivered by the Corporate Secretary to the Board members, expressly conditions the election of the three individuals as follows:

"A motion was made that the Board appoint John Connor, Chris Fitzsimmons and Richard Dineley to the Board conditioned on FCC approval as well as approval by the FCC counsel of the language used in such resolution.”

It was RESOLVED, by unanimous vote, that Messrs. Connor, Fitzsimmons and Dineley are elected to the Board of the Company, effective immediately upon approval by the FCC.”

     A copy of the draft minutes of June 17, 2004 transmitted by the Corporate Secretary are attached hereto as Exhibit A. Messrs. Tracy and Becker have never been provided a copy of the finalized minutes, assuming they were finalized. For the purposes of clarity, the Board as constituted prior to the June 17, 2004 Board meeting is hereinafter referred to as Board 1. Subject to the effectiveness of the Amended and Restated Action by Written Consent, the Majority Shareholder Group believes that Board 1 is the properly elected Board of the Company.

     As Messrs. Becker and Tracy were to learn when delivered a copy of the “minutes” of a July 13, 2004 Board meeting that Mr. Kealy, acting as Chairman, purported to call for July 13, 2004, Mr. Kealy declared “these three persons appointed to the Board”. This “Board” is described hereinafter as “Board 2”. No notice of this meeting was given to Mr. Becker. No timely notice of this meeting was given to Mr. Tracy. Neither Mr. Becker nor Mr. Tracy attended the July 13 meeting. At this meeting, Mr. Kealy unilaterally recognized the existence of a quorum of the Board by the presence of Messrs. Dineley, Fitzsimmons and O’Connor as well as himself. To accommodate the additional members, the authorized number of directors of the Company would have to equal six.

     As outlined below, the Majority Shareholder Group believes that the number of authorized directors at six has not been appropriately fixed by either a Board or shareholder resolution. Moreover, the failure to gain FCC approval for the new directors belies the action of Mr. Kealy in recognizing the new directors as properly elected and constituting a part of the quorum on July 13 or any meeting of the Board thereafter. Apparently on the belief that the condition of FCC approval could be otherwise met, Mr. Kealy represented to Messrs. Tracy and Becker that he had obtained, prior to the July 13, 2004, meeting, an opinion of counsel, Covington & Burling, Esqs., to the effect that the consent of the FCC was not required for the election of Messrs Dineley, and Connor to the Telemetrix Board as they were citizens of the United States, but in the case of Mr. Fitzsimmons, who is a subject of the United Kingdom, such approval might be required. A copy of the “minutes” of the purported meeting of July 13, 2004 of Telemetrix’s Board signed by Messrs. Kealy, Dineley, and West, Corporate Secretary, are attached as Exhibit B.

     The Majority Shareholder Group believes that Messrs. Dineley, Connor and Fitzsimmons are the agents and representatives of the interests of the UK Group and are not independent by reason of the following facts, giving rise to the belief that the election of the “new” directors would be deemed a de facto shift in control of the Company to persons not citizens of the United States which, without FCC approval, would violate of the Communications Act:

o

Mr. Kealy served as a consultant to Tower Gate and was named as a participant in the preparation of a business plan which Tower Gate’s representatives prepared for Telemetrix as a precondition to the September 26, 2004 Investment Agreement. The business plan was approved by Tower Gate prior to September 26, 2003.

o

Mr. Fitzsimmons is a director of Tower Gate PLC, the parent corporation of Tower Gate. Mr. Fitzsimmons also served as Tower Gate’s legal representative in the preparation of the business plan described above. He is a subject of the United Kingdom.

o

Mr. Connor appears to have had a previous relationship in October 2003 with Mr. Matthew Hudson, a principal of Tower Gate, and a director and investor in Tower Gate, PLC. Mr. Hudson also controls Nyssen. The Majority Shareholder Group believes that, in late October 2003, Mr. Connor met with Mr. Hudson as a designee of the UK Group and agreed at that time at Mr. Hudson’s request to serve on Telemetrix’s Board.

o

Mr. Dineley is a selectee of Mr. Kealy. Mr. Kealy retained Mr. Dineley to serve as a consultant to Telemetrix prior to Mr. Dineley’s election as President and Chief Executive Officer on June 17, 2004. The Majority Shareholder Group does not know what services Mr. Dineley performed for Telemetrix under the consulting agreement prior to his election to that office. The Majority Shareholders Group does know only that Mr. Kealy caused the Company to pay Mr. Dineley approximately $14,000 for such unknown services. The Majority Shareholder Group believes that Mr. Dineley was selected by the UK Group to serve as a Director, President and CEO of the Company, prior to his election as President and CEO on June 17, 2004.

     As a result of the membership of these three persons on the Board plus Mr. Kealy, the UK Group would effectively control the Company’s Board and would be acting at the UK Group’s direction. The Majority Shareholder Group believes that such a change in Board membership would ultimately be found to be a de facto shift of control of the Company without prior FCC consent and in violation of the Communications Act.

     There is an issue as to whether the Company could elect more than four directors as would be required to permit the election of the full compliment of Board 2. No reference to a specific number of directors to be elected is contained in the Company’s Bylaws or Articles of Incorporation; however, Section 2.1 of the Bylaws provides as follows:

“The number of directors that shall constitute the whole Board of Directors shall be determined by action of the Board of Directors taken by the affirmative vote of a majority of the whole Board of Directors.”

Given the foregoing authority, the Company’s directors did, by written action on April 24, 1999, fix the number of directors at four. A copy of the Board’s written consent of April 24, 1999, is attached as Exhibit C, and Section 2.1 of the Bylaws of the company are attached as Exhibit D.

     While the Board has authority to fill any vacancies and newly created directorships resulting from an increase in the number of directorships, it did more than that on June 17, 2004. On or prior to the June 17, 2004 Board meeting, the Company’s Board did not specifically by resolution take action to increase the number of directors from four. The directors did vote, conditionally, to elect additional directors which would have required an increase in the authorized number of directors to six. As there was no specific action taken to increase the number of directors to six and the condition to the election of the new directors – FCC approval – has never been fulfilled. The Majority Shareholders Group believes that the Board did not properly exercise its power to add additional directorships on June 17, 2004, even though one might argue that there is a legal basis for having done so by implication.

     Finally, despite numerous requests by members of the Majority Shareholder Group, no opinion of counsel regarding FCC approval of the election of the additional directors was produced until almost two months later. On September 3, 2004, Covington & Burling, Esqs., rendered such an opinion. A copy of Covington & Burling’s September 3, 2004 opinion is attached as Exhibit E.

     The Majority Shareholder Group believes that the opinion does not remove the Board imposed condition that the FCC consents to the election of the three new Board members. Moreover, for the following reasons, the Majority Shareholder Group believes that the opinion is in error as the factual assumptions relied upon in rendering the opinion are, in fact, not present.

o	The opinion fails to note that the Board had imposed the condition of FCC approval before the election of the three new members could be elected to the Board.

o	The opinion incorrectly states that Telemetrix’s Board adopted an amendment to its By-Laws in June 2004 that expanded the number of directors to six.

o	The opinion fails to note the economic sponsorship of Messrs. Kealy, Fitzsimmons, Connor and Dineley, as described above, by the UK Group.

o	By reason of the foregoing, there is a substantial risk of the loss of the radio license required by Telemetrix for its operations.

     With respect to the purported increase in the membership of the Board, the Majority Shareholder Group believes that the following facts are clear: (a) each of the three new directors was not being elected by the common shareholders, but was being appointed to fill “vacancies” with sponsorship and approval of the UK Group; (b) the actual facts are significantly different from the factual assumptions relied upon in the rendering of the opinion of counsel regarding the need for FCC approval of the election of the additional directors; (c) no official approval of the FCC has been obtained; and (d) Messrs. Tracy and Becker have challenged the validity of the notice of the purported July 13, 2004 Board meeting at which Messrs. O’Connor, Fitzsimmons and Dineley were declared elected as directors and recognized as part of the quorum present; and (e) there has been no explicit action by shareholders or the Board to increase the authorized number of directorships from the four directorships fixed in the April 24, 1999 action of the Company’s Board.

     Thus, the Majority Shareholder Group believes that the Board membership must be clarified. The Majority Shareholder Group has the power to act by law, and has so acted, to remove the existing Board, deny membership to any who might claim it as of the date of its action and to put in place a totally new Board.

   Certain Activities of Members of the Majority Shareholder Group Prior to the Action by Written Consent; Action by Written Consent

     On August 10, 2004 Mr. Becker, a director and a member of the Majority Shareholder Group, sent a letter to Mr. Kealy regarding his actions of July 13, 2004 in connection with the purported Board meeting of July 13, 2004. A copy of the letter is attached as Exhibit F. Mr. Kealy responded to this letter on September 2, 2004, but in the judgment of the Majority Shareholder Group failed to adequately explain the action taken. A copy of Mr. Kealy’s responsive letter is attached as Exhibit G. Mr. Becker responded to Mr. Kealy’s September 2, 2004 letters on September 13, 2004, giving reasons why Mr. Kealy’s September 2 letter failed to adequately explain his July 13, 2004 actions. A copy of Mr. Becker’s September 13, 2004 letter is attached as Exhibit H. As indicated therein, the condition of FCC approval of the proposed election of Messrs. Connor, Fitzsimmons and Dineley was never removed from the resolution appointing them as directors. The condition is absolute and the members of the Majority Shareholder Group believe that it was intended to be absolute.

     By letter dated August 27, 2004, and sent August 30, 2004, the Majority Shareholder Group demanded that Telemetrix’s corporate secretary call a Special Meeting of Telemetrix’s shareholders for the following purposes: (1) voting on a proposal to remove Mr. Kealy as a member of Telemetrix’s Board of Directors; and (2) voting to elect a new director in Mr. Kealy’s place. A copy of the Majority Shareholder Group’s request to Telemetrix’s corporate secretary to call a Special Meeting of Shareholders is attached as Exhibit 1 to Item 7 to the aforementioned Schedule 13D, filed September 1, 2004.

     On September 7, 2004, the Secretary of the Company responded by communication with Mr. Michael Tracy, a member of the Majority Shareholder Group; however, the Secretary did not indicate that he would promptly honor such a request. In fact, the Majorty Shareholder Group believed that his tardy response displayed his inability or unwillingness to act promptly on the request. A copy of the Secretary’s September 7, 2004 response is attached as Exhibit I. Moreover, the Secretary did not provide relevant information about the requested Special Shareholders Meeting to the Company’s transfer Agent until September 14, 2004. Given the tardy response and its tenor, the Majority Shareholder Group feared that the circumstances created continuing appearance that the control of the Company shifted prior to obtaining FCC consent. The Majority Shareholder Group further believed that any failure to take immediate action to clarify the Board’s membership might seriously impair the Company’s ability to deal with what it believed and continues to believe are the defaults of Tower Gate and Nyssen.

     The Majority Shareholder Group believed and continues to believe that the Board should be constituted so that it has no members with conflicting interests with the UK Group. Thus, on September 7, 2004, it took action by written consent to remove all members of the Board and elect three new members and, further, on September 8, 2004, took action to file with the SEC on its behalf and that of the Company an Information Statement under Rule 14C. Subsequent to that time, the SEC staff informed the Majority Shareholder Group that the SEC did not believe that the filing had been correctly made on behalf of the Company as the Registrant under the terms of the appropriate Rule and Section 14(e) of the 1934 Act under which the Rule was issued.

     On September 14, 2004, Telemetrix under the signature of Mr. Dineley filed a Form 8K which purported to challenge the proprietary of the filing made by the Majority Shareholder Group and also the failure to include certain content in the filing. No Board meeting was called to approve the filing of the 8K, and Messrs. Becker and Tracy were given no notice thereof. Among the items raised in the Form 8K filing was the failure of the Majority Shareholder Group to disclose the provision in the Nyssen loan agreement that required Nyssen’s approval to elect Board members and to potential effects on the Company of a resulting default in the Nyssen loans. As indicated in the prior filing and above, the Majority Shareholder Group has abundant reasons to believe that the continued advancement of monies to the Company by Nyssen as loans rather than in the form of an equity investment was a default under the Investment Agreements. Additionally, on September 2, 2004, Nyssen demanded repayment of its loans but did not expressly declare a default on the part of Telemetrix. The Majority Shareholder Group believes Nyssen’s demand to be in further default of the Investment Agreements. The Majority Shareholder Group believes that it is in the best interest of the Company for its Board not to be dominated by members that it believes to have been appointed at the direction of the UK Group and thereby under its control.

   Actions Taken By Board 1 from and after September 1, 2004

     Believing that Messrs. Fitzsimmons, Dineley and O’Connor had not been properly appointed as Directors, at either the June 17 or July 13, 2004, Board meetings, Messrs. Tracy and Becker gave written notice, as required under Delaware law, to Mr. Kealy of a board meeting to be held telephonically on September 3, 2004. Mr. Kealy initially participated in the call asking whether Messrs. Fitzsimmons, Dineley and O’Connor had been given notice. Messrs. Becker and Tracy responded that those three individuals had not been appointed to the Board and, therefore, were not directors. Thereupon, Mr. Kealy indicated that he would not participate further and withdrew from this meeting.

     At this meeting, Messrs. Becker and Tracy approved a resolution to retain counsel to review the Investment Agreements to determine whether the Company has legal claims or liabilities, if any, arising therefrom.

     On September 14, 2004, Messrs. Tracy and Becker gave notice under Delaware law to Mr. Kealy of a second Board meeting to be held telephonically on September 16, 2004. Mr. Kealy initially participated in the call asking whether Messrs. Fitzsimmons, Dineley and Connor had been given notice. Messrs. Becker and Tracy responded that they had not been appointed to the Board, and therefore, were not directors. Thereupon, Mr. Kealy indicated that he would not participate further in this meeting and withdrew from the meeting.

     At the September 16, 2004, the Board meeting confirmed the directive of the Majority Shareholder Group in its September 7, 2004 written consent action approving the election of Messrs. Becker, Tracy and Brown as directors and thereupon, terminated the then officers of the Company and elected the following persons as the officers of the Company:

Michael J. Tracy, President and Chief Executive Officer
Gary R. Brown, Secretary and Treasurer

     In addition, the Board authorized legal counsel to file a complaint against Tower Gate and Nyssen in the United States District Court for the District of Nebraska, alleging fraudulent misrepresentation against Tower Gate, fraudulent concealment against Nyssen, breach of fiduciary duty against Tower Gate, civil conspiracy against Tower Gate and Nyssen, breach of contract against Tower Gate, breach of the covenants of good faith and fair dealing against Tower Gate, and seeking a preliminary and permanent injunction, a declaratory judgment and an accounting. The complaint was filed in the Nebraska Federal Court on that date.

     On September 23, 2004, at the Direction of Board 1, Telemetrix filed a Form 8K reporting the election of officers and the filing of the lawsuit and the potential consequences to the Company as a result of the demand for repayment made by Nyssen on September 2, 2004 and the potential consequences of such a default. A copy of the minutes of the Board Meetings of September 3, 2004 and September 16, 2004 are attached hereto as Exhibit J and K, respectively.

   September 16, 2004 Amended and Restated Action by Written Consent

     On September 16, 2004, the Company’s Board also approved the preparation of this Information Statement and its filing with the SEC. Subsequent to the foregoing Board meetings of September 3, 2004 and September 16, 2004, Messrs. Tracy, Becker and Brown determined that they could not carry forward the mandate of the September 7, 2004 shareholders action by written consent, because, under its terms, it was not effective until 20 days after a making of an Information Statement (requiring SEC approval) and such approval had not been obtained. As a result, Messrs. Becker and Tracy gave due notice of a meeting of the Board on October 16, 2004 to be held on October 18, 2004, the agenda of which included the approval of the terms of this Information Statement and ratification of the actions taken at the September 3 and September 16, 2004 meetings. The meeting was duly held and such items were approved. A copy of the minutes of the October 18, 2004 Board meeting is attached as Exhibit L.

     On September 16, 2004, the Majority Shareholder Group amended and restated their action by written consent, dated September 7, 2004. A copy of the Amended and Restated Action by Written Consent is attached hereto as Exhibit M. The Amended and Restated Action by Written Consent reaffirms the removal of all directors and elects three new directors to replace all of the directors and all who may claim to be directors, to wit: William W. Becker, Michael J. Tracy and Gary R. Brown. A copy of the Amended and Restated Action by Written Consent was duly delivered to Mr. Tracy as President of the Company.

   Legal Basis for Actions Taken by Written Consent

     In accordance with the Section 141 of the DGCL, 8 Del. C. § 141, and Section 2.3 of the Company’s By-Laws, a majority of the holders of the voting stock of the Company have the right to remove any or all directors of the Company with or without cause. Further, Under Section 228 DGCL, 8 Del. C. § 228, and Section 1.8 of the Company’s By-Laws, such action may be accomplished “….without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.” (Section 1.8, By-Laws of Telemetrix)

     The members of the Majority Shareholder Group holding more than 79 per cent of the Company’s voting stock have acted through written consent (a conformed copy of which is attached as Exhibit M) to remove all existing directors and to elect in their place Messrs. Becker, Tracy and Brown.

     Rule 14C-2 of the Securities and Exchange Commission provides that the Company, as registrant, must mail an information statement to its shareholders at least 20 days prior to the effective date of any action taken by written consent.

     Thus, it has been provided in the Amended and Restated Action by Written Consent and the shareholder actions taken therein is effective immediately subject to the Registrant’s having sufficient time to comply with this requirement. The Majority Shareholder Group plans to mail this Information Statement on or about November ____, 2004.

   Voting Rights and Record Date

     There are 18,476,186 shares outstanding of the Company’s Common Stock of record at the record date which shares would be entitled to be voted at a meeting for the proposed removal and election of directors. As of September 7, 2004, the Record Date established by the Majority Shareholders Group under Section 1.10 of the Company’s By-Laws, there were 18,476,186 shares of the Company’s Common Stock issued and outstanding, and entitled to vote. The holders of the Common Stock are entitled to one vote per share. Rule 14c-2 provides that holders of each such share of Common Stock are entitled to be mailed a copy of this Information Statement.

   Certain Legal Proceedings Affecting the Company and Certain Directors

     Apparently at the direction of Board 2, the Company commenced an action in the United States District Court for the Southern District of New York, against Michael Tracy, Michael Glaser and William Becker. Messrs. Tracy and Becker are directors of the Company, and Mr. Glaser is a former director of the Company. The case is numbered 04 Civ. 7255 (SAS) (GWC) and is styled Telemetrix Inc. v. Michael J. Tracy, Michael L. Glaser and William L. Becker. All three are members of the Majority Shareholder Group. The case is described in detail in the Form 8-K filed with the SEC under the signature of Mr. Dineley on September 14, 2004 and described above. The Members of Board 1 and the Majority Shareholder Group believe the claims to be without merit and ignore the attempt by a clear majority of the shareholders of Telemetrix to take action to remove the existing Board – whether it be Board 1 or Board 2 – and to elect a new Board.

     At the direction of Board 1, the Company once its wholly-owned subsidiary has filed a complaint in the United States District Court for the District of Nebraska in Case Number 7:04 CV 5020 against Tower Gate and Nyssen alleging several claims, including fraudulent misrepresentation, fraudulent concealment, civil conspiracy, breach of contract and breach of fiduciary duty. The complaint is described in detail in the form 8-K filed with the SEC at the direction of Board 1 on September 23, 2004.

     Since the filing of the actions, the UK Group, on the one hand, and the Majority Shareholders Group and a quorum of Board 1, on the other hand, have agreed to a standstill of forty-five (45) days in order to explore settlement.

   Disclosures Required As To the Current Board and Management

           Security Ownership of Beneficial Owners

Title of Class	Name & Address	Amount		Nature	Percent
Common	Michael J. Tracy, Chief Executive Officer	4,855,504		Direct	26.44
	721 East 38th Street
	Scottsbluff, Nebraska 69361
Common	William W. Becker, Chairman of the Board	6,535,250	*	Direct /	35.37
	Park Lane			Indirect
	West Bay Road
	Georgetown, Grand Cayman Islands
	British West Indies
Common	Michael L. Glaser, Former Secretary/Director
	2324 South Jackson	1,029,033	**	Direct	5.57
	Denver, Colorado 80210
Common	Patrick J. Kealy, Director
	53 East 74th Street
	Apartment 4R	0		N/A	N/A
	New York, New York 10021
Common	Gary R. Brown
	211 Long Canyon Court	0		N/A	N/A
	Richardson, Texas 75080
Common	Richard L. Dineley
	1628 Four Lakes Drive	0		N/A	N/A
	Madison, Georgia 30650
Common	Geoff Girdler	0		N/A	N/A
	2586 Chipping Court
	Willa Rica, Georgia 30180
Common	Richard L. West	0		N/A	N/A
	245 Park Avenue, 39th Floor
	New York, New York 10167

	Total	12,449,787			67.38

*

William W. Becker’s beneficial ownership of 6,099,504 shares of our common stock is composed of: (a) 87,500 shares that he individually owns; (b) 50,000 shares that are owned by his wife, Christine Becker; (c) 2,000,000 shares held in the name of the following entities located at c/o The Harbour Trust Co. Ltd. One Capital Place, P.O. Box 1787, Cayman Islands, British West Indies, in which William W. Becker has voting power over such shares: (i) 750,000 shares owned by Adara Investments, Ltd. a trust that is maintained for the benefit of one of William Becker’s (son/grandson); (ii) 500,000 shares owned by Wyse Investments, Ltd., a trust that is maintained for the benefit of one of William Becker’s (son/grandson); (iii) 750,000 shares owned by Ionian Investments, Ltd., a trust that is maintained for the benefit of one of William Becker’s (son/grandson).

**

Michael L. Glaser’s ownership of 1,029,033 shares of our common stock is composed of: (a) 816,533 shares owned by Michael L. Glaser individually; (b) 12,500 shares owned jointly by Michael L. Glaser and his wife, Catherine M. Glaser; and (c) 200,000 shares in the name of Michael L. Glaser IRA Rollover.

           Security Ownership of Management

Title of Class	Name & Address	Amount		Nature	Percent
Common	Michael J. Tracy, Chief Executive Officer	4,855,504		Direct	26.44
	1225 Sage
	Gering, Nebraska 69341
Common	William W. Becker, Chairman of the Board	6,534,250	*	Direct /	35.37
	Park Lane			Indirect
	West Bay Road
	Georgetown, Grand Cayman Islands
	British West Indies
Common	Gary R. Brown, Secretary / Treasurer	0		N/A	N/A
	211 Long Canyon Court
	Richardson, Texas 75080
Common	Patrick J. Kealy, Director	0		N/A	N/A
	53 East 74th Street, Apartment 4R
	New York, New York 10021
Common	John T. Connor, Jr., Former Secretary	0		N/A	N/A
	2300 Old Scenic Highway
	Lake Wales, Florida 33859
Common	Michael L. Glaser, Former Secretary/Director	1,029,033	**	Direct	5.57
	2324 South Jackson
	Denver, Colorado 80210
Common	Richard L. Dineley, Former President and Chief	0		N/A	N/A
	Executive Officer
	1628 Four Lakes Drive
	Madison, Georgia 30650
Common	Geoff Girdler	0		N/A	N/A
	2586 Chipping Court
	Willa Rica, Georgia 30180
Common	Richard L. West, Former Secretary	0		N/A	N/A
	245 Park Avenue, 39th Floor
	New York, New York 10167

	Total	12,449,787			67.38

*

William W. Becker’s beneficial ownership of 6,534,250 shares of our common stock is composed of: (a) 3,962,004 shares owned by Hartford Holdings, Ltd. which is owned and controlled by William Becker; (b) 87,500 shares that William Becker individually owns; (c) 484,746 shares of our common stock owned by Becker Capital Management, which is solely owned and controlled by William Becker; and (d) 2,000,000 shares held in the name of the following entities located at c/o The Harbour Trust Co. Ltd. One Capital Place, P.O. Box 1787, Cayman Islands, British West Indies, in which William W. Becker has voting power over such shares: (i) 750,000 shares owned by Adara Investments, Ltd. a trust that is maintained for the benefit of one of William Becker’s (son/grandson); (ii) 500,000 shares owned by Wyse Investments, Ltd., a trust that is maintained for the benefit of one of William Becker’s (son/grandson); (iii) 750,000 shares owned by Ionian Investments, Ltd., a trust that is maintained for the benefit of one of William Becker’s (son/grandson).

   Change of Control

     There has been no change in control of the Company in the current fiscal year.

   Committees of the Board of Directors

     The Company does not have an audit committee, compensation committee, nominating committee, an executive committee of the Company’s Board of directors, stock plan committee or any other committees. Currently, the Board of Directors makes the decisions regarding compensation, our audit, the appointment of auditors, and the inclusion of financial statements in our periodic reports

   Procedures for Nomination to Board Membership; Special Rights To Board Membership

     There have been no changes to the procedures by which security holders may recommend nominees to the Board. There are no arrangements or understandings between any of the above-mentioned individuals and another person pursuant to which any of them were or are to be selected as a director or nominee.

   Transactions Between Company and its Directors or Members of Management including Debtor-Creditor Transactions.

     There are no transactions between Telemetrix and any member of its management. No member of management, or any related corporation or trust, has been indebted to Telemetrix in the last fiscal year.

   Significant Employees

     Except for the officers and directors who are also employees there are none.

   Family Relationships

     Except as set forth in the discussion of beneficial ownership of shares, there are no other family relationships among our officers, directors, promoters, or persons nominated for such positions.

   Directors and Officers; Other Legal Proceedings

     William Becker, a Director and our former Chairman of the Board, was the Chairman of TeleHub Communications Corporation from March 1996 through June 1999 and then from September 1999 to the present. On October 27, 1999, a TeleHub subsidiary petitioned for reorganization under the U.S. Bankruptcy Code. At that time, that subsidiary owed its parent corporation, TeleHub Communications Corporation approximately $606,000 for billing and consulting services. Given the status of this bankruptcy case, TeleHub Communications Corporation has reserved for the entire amount owed and does not expect to receive any payment.

     Apart from the above matter and the litigations recently filed and described above, no officer, director, or persons nominated for such positions, promoter or significant employee has been involved in legal proceedings that would be material to an evaluation of the Company’s management.

     The Company’s directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action),the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Expenses for the Information Statement and the Shareholder Actions

     The entire cost of furnishing this Information Statement and legal and other costs associated with the Shareholder Actions will be borne by the Company.  The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Company, through the Majority Shareholders Group, pursuant to Section 1.10 of the Company’s By-Laws, has fixed the close of business on September 7, 2004, as the record date (the “Record Date”) for the determination of Company shareholders who are entitled to receive this Information Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

     The following table details the beneficial ownership of Telemetrix:

Title of Class	Name & Address	Amount		Nature	Percent
Common	Michael J. Tracy	4,855,504		Direct	26.44%
	Chief Executive Officer
	1225 Sage
	Gering, Nebraska 69341
Common	William W. Becker	6,535,250	*	Direct /	35.37%
	Chairman of the Board			Indirect
	Park Lane
	West Bay Road
	Georgetown, Grand Cayman Islands
	British West Indies
Common	Michael L. Glaser	1,029,033	**	Direct	5.57%
	Former/Secretary/Director
	2324 South Jackson
	Denver, Colorado 80210

	Total	12,449,787			67.38%

*

William W. Becker’s beneficial ownership of 6,099,504 shares of our common stock is composed of: (a) 87,500 shares that he individually owns; (b) 50,000 shares that are owned by his wife, Christine Becker; (c) 2,000,000 shares held in the name of the following entities located at c/o The Harbour Trust Co. Ltd. One Capital Place, P.O. Box 1787, Cayman Islands, British West Indies, in which William W. Becker has voting power over such shares: (i) 750,000 shares owned by Adara Investments, Ltd. a trust that is maintained for the benefit of one of William Becker’s (son/grandson); (ii) 500,000 shares owned by Wyse Investments, Ltd., a trust that is maintained for the benefit of one of William Becker’s (son/grandson); (iii) 750,000 shares owned by Ionian Investments, Ltd., a trust that is maintained for the benefit of one of William Becker’s (son/grandson).

**

Michael L. Glaser’s ownership of 1,029,033 shares of our common stock is composed of: (a) 816,533 shares owned by Michael L. Glaser individually; (b) 12,500 shares owned jointly by Michael L. Glaser and his wife, Catherine M. Glaser; and (c) 200,000 shares in the name of Michael L. Glaser IRA Rollover.

     To the best of the knowledge of the Majority Shareholder Group, there are no late reports, transactions reported late or known failures to file under Section 16.

   Certain Business Relationships of Directors and Officers with the Company

     Currently, no director or officer of the Company has any business relationship with the Company other than in their capacities as such. Michael L. Glaser was the Company’s Secretary and a Director from April 1999 until April 15, 2004. Mr. Glaser has been an attorney with the law firm of Shughart Thomson & Kilroy, P.C. since December 2002. Shughart Thomson & Kilroy, P.C. has been retained by Telemetrix.

   Compensation of Officers and Directors

     The following table sets forth summary information concerning the compensation received for services rendered to it during the current year and the years ended December 31, 2001 and 2002, and 2003 respectively. Michael J. Tracy is the only executive officer who received aggregate compensation during our last fiscal year which exceeded, or would exceed on an annualized basis, $100,000.

           Summary Compensation Chart

		Annual Compensation ($)			Long Term Compensation
Name & Position	Restricted Year	Salary		Bonus	Other	L/Tip Stock Awards	All Other Options ($)	Payouts ($)	Compensation
Michael Tracy, Chief	2004	120,000		0	0	0	0	0	0
Eecutive Officer	2003	300,000	*	0	0	0	0	0	0
	2002	300,000		0	0	0	0	0	0

Geoff Girdler, Chief	2004	150,000	**	0	0	0	0	0	0
Operating Officer

*

During 2003, our Chief Executive Officer, agreed to accept a total of 2,729,942 shares of our common stock in lieu of his $300,000 salary. These shares were valued at prices ranging from $0.06 to $0.36. To date, none of the 2,729,942 shares have been issued to Mr. Tracy.

**	Mr. Girdler became our Chief Operating Officer in October 2003, but was only compensated for two weeks of December 2003 in the amount of $7,500.

           Options/SAR Grants 2003

Name and Principal Position	Number of Securities Underlying Options	% of Total Options Granted to Employees in 2003 (1)	Exercise Price	Expiration Date
Michael Tracy, President, Chief Executive	0	0	N/A	N/A
Officer, Acting Chief Financial Officer, Chief
Accounting Officer, Director

William W. Becker, Director, Chairman of the	0	0	N/A	N/A
Board

Michael L. Glaser, Former Secretary and	0	0	N/A	N/A
Director

Total	100.0%

(1) There were no Options/SAR Grants in 2003, the last completed fiscal year.

Aggregate Option/SAR Exercises in 2003 and Fiscal Year End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of FY-End (#) Exercisable / Unexercisable	Securities Underlying Options / SARs at FY-End ($) Exercisable / Unexercisable	Value of Unexercised In-The-Money
Michael Tracy, President, Chief	N/A	N/A	150,000 / 0	N/A (1)	0
Executive Officer, Acting Chief
Financial Officer, Chief
Accounting Officer, Director

William W. Becker, Director,	N/A	N/A	150,000 / 0	N/A (1)	0
Chairman of the Board

Michael L. Glaser, Former	N/A	N/A	150,000 / 0	N/A (1)	0
Secretary and Director

     (1) There were no in-the-money exercisable options or SARs at the end of the fiscal year.

   Board Compensation

     On April 15, 2004, the Company’s directors voted to compensate directors to $1,500 per meeting for their services as directors, plus reimbursement for reasonable expenses incurred in attending board meetings.

   Outside Accountants and Audit Fees

     The identity of the Company’s accountants, auditors and fees are reflected in the Company’s 10-KSB filing, the most recent of which was made on June 9, 2004.

   Instructions for Submitting Agenda Items for the Next Annual Meeting

     If a Company shareholder wishes to submit an agenda item for the next annual meeting, the shareholder should write a letter to the Company at the address shown on the front page of this Information Statement before March 31, 2005. The Company’s next annual meeting has not yet been formally scheduled, but under its By-Laws, must be held no later than May 26, 2005.

   Additional Information

     This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

o	8-K filed September 23, 2004;
o	SC 13D filed September 15, 2004;
o	8-K filed September 14, 2004;
o	8-K filed July 2, 2004; and
o	10-KSB filed June 9, 2004.

Telemetrix Inc.:

By: /s/ Michael J. Tracy Michael J. Tracy, Chief Executive Officer

EXHIBIT A

Minutes of the Meeting of the Board of Directors of Telemetrix Inc.
June 17, 2004

     The meeting of the Board of Directors of Telemetrix Inc. was called to order by Chairman Patrick J. Kealy at 9:00 AM, EDT, on June 17, 2004 at the offices of O’Melveny & Meyers, 1625 Eye Street, NW, Washington, DC. Board members present were Patrick J. Kealy, William Becker, and Michael Tracy. Also present were John T. Connor, Jr., Richard L. West, Geoff Girdler, Richard Dineley and Christopher Fitzsimmons via telephone.

     The Chairman advised the members of the board that the meeting would follow the agenda previously circulated, and asked if there were any additions to be made to the agenda. There were none.

     The Chairman asked for a motion to approve the minutes of the April 15, 2004 meeting. A copy of the signed minutes was not available, however a Motion was made to accept the Minutes upon receipt of executed copy from John Connor who was acting Corporate Secretary at the April 15, 2004 meeting and the motion was given unanimous approval.

     The Chairman requested that Richard L. West, Esq. give the Board a summary of the FCC issues as he had researched and as they pertained to certain matters coming before the Board pursuant to the previously circulated Agenda.

     Mr. West thanked the Chairman and then asked Mr. Tracy to provide a brief historical background of the FCC licenses currently held or controlled by the Company. Mr. Tracy advised that an application had been filed with the FCC in October 2003 for transfer of control from Becker to Tracy 11, a wholly subsidiary of the Company. This transfer had been approved by the FCC pending final notification that the Company made current its filings with the SEC.

     Following Mr. Tracy’s presentation, Mr. West explained that according to the Company’s FCC counsel, Audrey Rasmussen of Hall Estill, the election of directors which would result in a change of control with respect to the Company’s licenses, could be accomplished if such designation or appointment was specifically contingent upon FCC approval.

     The Chairman invited a guest to enter the meeting room at this time. Dr. Alan Pierce, the former Chief Economist at the FCC under two FCC Chairmen, a professor of communication public policy at the U. of Maryland and So. Cal. and a highly regarded consultant in the telecom regulatory field. Dr. Pierce was retained by Cingular Wireless as their expert advisor in the recent acquisition of ATT Mobile. Dr. Pierce indicated that he met with his contacts at the FCC the day prior and as a result of his meetings was highly confident to the point of guaranteeing an expeditious handling of the Company’s filing for approval of a transfer of control involving UK national(s). Dr. Pierce indicated that such approval would be granted within 40 days of submission.

DRAFT

     A Motion was made that the Board appoint John Connor, Chris Fitzsimmons and Richard Dineley to the Board contingent upon FCC approval as well as approval by FCC counsel of the language used in such resolution.

     It was RESOLVED, by unanimous vote, that Messrs. Connor, Fitzsimmons and Dineley are elected to the Board of the Company, effective immediately upon approval by the FCC.

     The Chairman asked that Board consider the appointment of certain proposed Officers per the Agenda.

     The Chairman proposed that Mr. Richard Dineley be appointed President and CEO, which Mr. Tracy seconded. Mr. Becker asked Mr. Dineley to inform the Board of his background and experience, as well as his vision for the Company going forward. Mr Dineley discussed the foregoing in detail.

     It was RESOLVED, by unanimous vote, that the Company retain Mr. Dineley as President and CEO and proceed to negotiate and execute an appropriate agreement.

     The Chairman proposed that Mr. Michael Tracy be appointed Executive Vice-President of the Company, which was seconded by Mr. Becker.

     It was RESOLVED, by unanimous vote of Messrs. Kealy and Becker, with Mr. Tracy abstaining, that the Company retain Mr. Tracy as Executive Vice-President and proceed to negotiate and execute an appropriate agreement.

     The Chairman proposed that Mr. Richard West be appointed Secretary and General Counsel of the Company, which was seconded by Mr. Tracy.

     Following a brief discussion, it was RESOLVED, by unanimous vote, that the Company retain Mr. West as Secretary and General Counsel and proceed to execute an agreement per the agreed upon terms.

     The Chairman proposed that Mr. Art Sullivan be appointed Chief Technology Officer of the Company, which was seconded by Mr. Tracy.

     It was RESOLVED, by unanimous vote, that the Company retain Mr. Sullivan as Chief Technology Officer of the Company and proceed to negotiate and execute an appropriate agreement.

     Mr. Becker informed the Board that he needed to leave the meeting shortly, at which time the Chairman moved that the Board consider item Number 8 on the Agenda and so Moved to increase the authorized number of common shares of the Company to 200 million, which was seconded by Mr. Becker.

DRAFT

     It was RESOLVED, by unanimous vote, that the Board take all necessary steps to effect an increase in the authorized number of common shares to 200 million, including the filing of an information statement with the SEC and, upon such SEC approval, the filing of an Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of Delaware.

     It was further RESOLVED by unanimous vote that upon finalization of share authorization, the Company will convert the Senior Convertible Notes held by Nyssen, L.P.

     Mr. Becker left the meeting at this juncture.

     The Chairman asked Messrs. Tracy and Girdler to present a general overview and update on the business and operations of the Company, at which time such presentations were made.

     Following the business and operations presentation, the Board requested that Mr. Dineley conduct a review of Nebraska based personnel and salaries. The Board further requested that Messrs. Dineley and Kealy research and identify an outside benefits consultant and present their recommendations to the Board for consideration.

     After a general discussion of the Company’s operations, including the management structure and location, the Board directed that the Company use Georgia offices as the main repository for the corporate books and records and take all necessary steps to enable the management in Georgia to operate effectively. Mr. West will custody certain legal documents and records as necessary and requested by the President and CEO.

     The Chairman then asked Mr. Connor to report on the meeting of the Audit Committee, at which time Mr. Connor reported that the committee had reviewed and discussed the 2003 audited financials, noted the periodic reports that had been made to the SEC and made certain suggestions regarding financial controls.

     It was RESOLVED by unanimous vote that the next Board Meeting will be held on the 23 re of September 2004 in Atlanta, GA.

     There being no further business to come before the board, Mr. Tracy made a motion the meeting be adjourned. The Chairman seconded and called for a vote. It was meeting was adjourned by unanimous vote at 12:30p.m., EDT on June 17, 2004.

_______________________________________
Richard L. West, Secretary

DRAFT

EXHIBIT B

Minutes of the Meeting of the
Board of Directors of Telemetric Inc.
July 13, 2004

     The telephonic meeting of the Board of Directors of Telemetrix Inc. Was called to order by Chairman Patrick J. Kealy at 3:00 PM, EDT, on July 13, 2004. Board members present via teleconference were Patrick J. Kealy, John T. Connor, Jr., Richard Dineley, and Chris Fitzsimmons. Also, present were Richard L. West, as Corporate Secretary, and Matthew Hudson as a guest.

     After a discussion which focused on those situations where the Federal Communications Commission (“FCC”) actually needs to review the election of directors to board of licensees, the Chairman ruled that Messrs. Connor and Dineley had been elected as of June 17, 2004 with no contingency, but that Mr. Fitzsimmons was elected to the Board of Directors “contingent on any necessary FCC approval.”

     Noting that a Quorum was present, the Chairman asked for a motion to approve the minutes of the June 17, 2004 meeting, which was so moved by John T. Connor, Jr. And seconded by Richard Dineley.

     It was RESOLVED by unanimous vote to approve minutes of June 17, 2004 meeting.

     The Chairman asked for a motion to ratify the opening of the Wachovia bank account and to authorize specific individuals to sign on the account, which was so moved by John T. Connor, Jr. and seconded by Richard Dineley.

     It was RESOLVED by unanimous vote to ratify the opening of the Wachovia bank account to have Patrick J. Kealy, Chairman, Richard L. Dineley, President & CEO, and Gail P. Goldsmith, Account ads the three authorized signatories on the account;

     The Chairman asked for a motion to implement financial controls on the Company's bank accounts, which was so moved by John T. Connor, Jr. And seconded by Richard Dineley.

     It was RESOLVED to implement financial controls on company accounts, including by:

(a) Requiring board approval for expenditures over $50,000; and

(b) Requiring two of three signatures for expenditures over $20,000.

The Chairman asked for a motion to retain Goldsmith & Associates as outside accountants and negotiate the retention of Gail P. Goldsmith as Acting CFO and Treasurer, which was so moved by John T. Connor, Jr. And seconded by Richard Dineley.

     It was RESOLVED by unanimous vote that the company retain Goldsmith & Associates as outside accounts and further negotiate the retention of Gail P. Goldsmith as Acting CFO and Treasurer of the Company.

     Mr. Connor moved that the Board express its sentiment regarding the health of board member William Becker, which was seconded by Richard Dineley.

     It was RESOLVED by unanimous vote that the Board send its best wishes for a speedy recovery to Bill Becker.

     The Chairman asked for a motion to reset the date of the next Board meeting, which was so moved by John T. Connor, Jr. And seconded by Richard Dineley.

     It was RESOLVED by unanimous vote to hold the next Board of Directors meeting on the 21st of September, 2004 in Atlanta, GA.

     There being no further business to come before the board, the Chairman made a motion the meeting be adjourned, which was duly seconded. The meeting was adjourned by unanimous vote at 4:00 p.m., EDT on July 13, 2004.

/s/ Patrick J. Kealy
Patrick J. Kealy, Chairman                               7/15/04

/s/ Richard Dineley
Richard Dineley, President and CEO             7/15/04

/s/ Richard L. West
Richard L. West., Esq., Secretary                  July 15, 2004

EXHIBIT C

UNANIMOUS WRITTEN CONSENT IN LIEU OF A
SPECIAL MEETING OF THE
BOARD OF DIRECTORS OF
TELEMETRIX INC.

     The undersigned being the sole member of the Board of Directors of Telemetrix Inc., a Delaware corporation. (the “Corporation”), hereby adopts, by this written consent in lieu of holding, and hereby waives notice to, a special meeting of the Directors of the Corporation, pursuant to the provisions of Delaware Corporation Law, the following resolutions with the same force and effect as if they had adopted at a duly convened meeting of the Directors of the Corporation:

THE FOLLOWING RESOLUTIONS ARE HEREBY ADOPTED:

RESOLVED, that the Director of the Corporation in accordance with Article 2.1 of the Bylaws of the Corporation, hereby increases the number of Directors of the Corporation to four (4) directors.

RESOLVED, that the resignation of Sally Fonner as a Director and as President of the Corporation is hereby accepted, effective as of the effective date of this Consent:

RESOLVED, that the Director of the Corporation hereby appoints William W. Becker, Oz Pedde, Michael L. Glaser, and Michael J. Tracy to serve as Directors until the next Annual Meeting of the Board of Directors, or until their successors shall be elected or appointed and shall qualify, or until they shall resign or be removed from office.

RESOLVED, the any officer of the Corporation is authorized, empowered and directed, in the name of and on behalf of the Corporation., to take any and all such further actions determined to be necessary, proper or desirable to carry out the purpose and intent of the forgoing resolutions. —

The undersigned Director hereby waives all notice of a meeting and the holding of any meeting of the Directors of the Corporation to act upon the foregoing resolutions, and certifies that the undersigned is the sole Director of the Corporation.

     IN WITNESS WHEREOF, the undersigned Director has executed this consent effective April 24, 1999.

DIRECTOR:

/s/ Sally A. Fonner
Sally A. Fonner

EXHIBIT D

ARTICLE TWO

DIRECTORS

     SECTION 2.1. Number; Term of Office; Qualifications; Vacancies. The number of directors that shall constitute the whole Board of Directors shall be determined by action of the Board of Directors taken by the affirmative vote of a majority of the whole Board of Directors. Directors shall be elected at the annual meeting of stockholders to hold office, subject to Sections 2.2 and 2.3, until the next annual meeting of stockholders and until their respective successors are elected and qualified. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, and the directors so chosen shall hold office, subject to Sections 2.2 and 2.3, until the next annual meeting of stockholders and until their respective successors are elected and qualified.

EXHIBIT E

Covington & Burling

1201 Pennsylvania Avenue NW	Washington
Washington, DC 20004-2401	New York
ILI 202.662.6000	San Francisco
FAX 202.662.6291	London
WWW.COV.COM	Brussells

September 3, 2004

MEMORANDUM

To:	Richard L. West General Counsel and Corporate Secretary Telemetrix, Inc.

From:	Gerard J. Waldron and Eric D. Greenberg

Re:	FCC Requirement for Approval of New Directors

     We understand that Telemetrix. Inc. is a corporation whose bylaws provide that its Board of Directors will he composed of six members. We understand that the Board was previously composed of three members and that the corporation adopted an amendment to its bylaws in June of 2004, which expanded the size of the Board to six members. We further understand that the Board made appointments to fill two of these vacancies created by the bylaw amendment, but provided that the appointments were subject to any necessary FCC approval. 1

     This memorandum solely addresses whether FCC approval is necessary in connection with the Board’s appointment of the two new directors. This memorandum concludes, based on our understanding of the circumstances and the information that you have provided to us, that the Board’s appointment of Messrs. John Connor and Richard Dineley to fill two of the vacancies does not in itself require FCC approval.

DISCUSSION

     Facts:

     Our understanding of the facts is based upon conversations we have had with you and other Telemetrix officers. We have not been provided, and therefore have not consulted as part of this memorandum, certain of the relevant corporate documents that may have a bearing on this matter. Accordingly, our analysis and conclusions are necessarily subject to the completeness of the information provided in our earlier discussion. On the basis of these conversations, we understand that:

_______________________

1 We understand that the sixth Board seat remains vacant. Although we understand that the Board may have in mind a particular candidate for this seat, the seat has not been filled and no nomination is pending.

Covington & Burling                                                                                                -2-

•

Telemetrix is a publicly traded company that holds PCS and paging licenses issued by the FCC. There has not been a substantial change in the ownership of the company’s shares such that a person or entity now possesses more than 50% of the company’s shares.

•	There are no shareholders that hold special Board—appointment rights under the corporation’s bylaws, charter or other contractual arrangements (such as a voting trust or shareholders agreement).

•

The company is a party to the Loan Agreement and Guarantee, dated November 19, 2003, among Telemetrix, Tracy Corporation II, and Nyssen LP (“Debt Instrument”). The Debt Instrument provides the debt holder with certain investor protections with respect to the prospective operations of the company, which include the requirement that the appointment or election of any new directors be subject to its written consent. On this basis, we treat the appointment of the two new directors as subject to the consent of the debt holder.

•	The Debt Instrument is convertible into the common stock of the corporation, but has not been converted.

•

None of the newly appointed directors has any relationship with existing stockholders or debt holders, such as serving as an officer or employee of any of the stockholders or debt holders. Each of the Board members, including the newly elected directors, is subject to reelection by the common stockholders; and similarly, neither the stockholders nor the debt holders hold any special removal rights with respect to a director.

•

No single majority shareholder (or group of related shareholders) has the power to elect a majority of the Board of Directors, Similarly, there are no shareholders agreements or voting trust agreements pursuant to which existing shareholders have agreed to vote in favor of the elect ion of a certain shareholder’s nominees.

     Analysis:

     Section 310(d) of the Communications Act (47 U.S.C. ss. 310(d)) provides, in relevant part: “No construction permit or station license, or any rights thereunder, shall be transferred, assigned, or disposed of in any manner, voluntarily or involuntarily, directly or indirectly, or by transfer or control of any corporation holding such permit or license, to any person except upon application to the Commission and upon findings by the Commission that the public interest, convenience, and necessity will be served thereby.” This statutory requirement means that whenever there is a transfer in control of an FCC license, the Commission must approve the transfer by finding it is in the public interest. 2

_______________________

2 47 U.S.C. ss. 310(d).

Covington & Burling                                                                                                -3-

     The commission considers changes to both “de jure” and “de facto” corporate control. Ownership of more than 50% of an entity’s voting stock is plain evidence of de jure control, and a change in the controlling shareholder of a company that holds an FCC license would constitute a “change of control” of the FCC license, subjecting it to FCC approval. We are not aware of a change in a controlling shareholder of Telemetrix that would trigger a finding of a transfer of de jure control.

     De facto control, the FCC has said, shall be determined on a case-by-case basis. The Commission has found de facto control where a person or entity (a) constitutes or appoints more than 50 percent of the Board of directors or partnership management committee, (b) has authority to appoint, promote, demote and fire senior executives that control the day-to-day activities of the FCC licensee, and (c) plays an integral role in all major management decisions. The Commission has emphasized, however, that these indicia of control are only guidelines, and are not dispositive on the question of control in a particular case. Each situation must be evaluated on a case-by-case basis based on a totality of the circumstances.

     General corporate activity, including the addition or removal of Board members or the expansion or contraction of a board’s size, undertaken in (lie normal course and consistent with established corporate procedures and by-laws that do not alter the preexisting control of the corporation, does not constitute a de facto transfer of control. See Storer Communications v. FCC, 763 F.2d 436,442-43 (D.C. Cir. 1985) (“Directors may also change on an evolutionary basis, e.g., several directors may retire or resign over the course of a year. The Commission only requires that such evolutionary changes be reported on an annual ownership Report.”); see also, In re Applications of Center for Study and Application of Black Economic Development for Renewal of License of Station KUCB-FM Des Moines, Iowa, 8 FCC Red 2116, 2135, MM Docket No. 91-204, FCC 93d-7 (rel. March 26, 1993) (“The Commission has adopted the policy that ‘gradual changes’ in the governing board of a membership organization is not a transfer of control so long as a majority of directors are not replaced at one time.”) (internal citations omitted).

     As noted above, it is our understanding that (a) none of the new directors has any employment relationship with existing shareholders or debt holders, and (b) each of the Board members, including the new directors, is subject to removal and reelection by the common shareholders in the same manner as the incumbent directors. The new directors were appointed consistent with the company’s by-laws. The appointment was subject to the consent of the debt holder pursuant to the Debt Instrument. however, given that whatever consent rights the debt holder has pursuant to the Debt Instrument have been applied with respect to only two of the five Board seats, it does not appear that the appointment of the two new directors constituted a de facto transfer of control that would require FCC approval.

Covington & Burling                                                                                                -4-

CONCLUSION

     We understand that the new directors (Messrs. Connor and Dineley) do not have a fiduciary or employer/employee relationship with any of the shareholders or debt holders that could be asserted to influence the affairs of the Board. We further understand that these appointments were made in the normal course pursuant to the company’s bylaws. While the debt holder has the right to consent to these two new appointments, the appointments of two new directors to the Board does no alter the pre-existing control of the corporation on either a de jure or de facto basis. Accordingly, we believe it is reasonable to conclude that the Board’s appointment of Messrs. John Connor and Richard Dineley to fill two of the vacancies does not in itself require FCC approval.

_______________________

1 In In re Telemundo Communications Group, Inc. And TN Acquisition Corp., 17 FCC Red 6958 (April 10, 2002), the Commission reviewed agreements that gave NBC the right to nominate three members of Paxson’s Board of directors to determine whether NBC had a cognizable interest in Paxson. The NBC-nominated members were permitted to vote on any matters coming before the Board. NBC nominated three NBC employees to serve as Paxson directors, all of whom were elected by Paxson’s shareholders. Paxson alleged that the NBC-nominated members were acting only in NBC’s interest, and that NBC was attempting to control the agenda and minutes of a Paxson Board meeting. The Commission found concern that the NBC-appointed directors were NBC employees and that NBC had in fact used its relationships with the employee-Board members to seek to influence the Telemundo Board. The Commission clearly indicated that if NBC had appointed a director not employed by the company that, all other things being equal, it would not have found NBC to hold an attributable interest in the company, and clearly there would be no possible basis to conclude that NBC had de facto control. 17 FCC Red at 6972-73. In In re BBC License Subsidiary L.P. and SF Green Bay License Subsidiary, Inc., 10 FCC Red 7926 (April 27, 1995), the Commission considered an application for the consent to transfer the licenses of WLUK-TV to SF Wisconsin. SF Wisconsin was a joint venture between Fox Broadcasting Company (“Fox”) and Savoy Pictures Entertainment, Inc. (“Savoy”). Fox contributed 45% of the equity of SF Wisconsin but had no voting stock; Fox was permitted to vote on major company decisions; Fox agreed to the original slate of directors, including its own former employee – Savoy selected the other two directors. NBC filed a petition to deny, alleging, inter alia, that Fox would have a de facto control of WLUK, in violation of the then-existing national ownership caps. The Commission held that Fox not only did not have control of Wluk, it did not have an attributable interest. 10 FCC Red at 7931-22. Though these cases focus on whether a party has an “attributable” interest in a license, which is simply the bility to exercise “influence” and thus is several steps short of de facto control, a fortiori, the cases are instructive how the Commission has viewed the appointment of Board members to an FCC licensee.

EXHIBIT F

William W. Becker
Box 143
West Bay Road
Grand Cayman Island
British West Indies

August 10, 2004

Mr. Patrick J. Kealy, Chairman
Telemetrix, Inc.
3 East 74th Street
Apartment 4R
New York, NY 10021

Via Federal Express

Dear Mr. Kealy:

     Michael Tracy has forwarded to me a copy of some signed meeting minutes which he received from Richard West of a July 13, 2004 meeting of the Board of Directors of Telemetrix, Inc. (“Minutes”). These Minutes reflect a meeting of the Board of Directors of Telemetrix, Inc. (“Telemetrix”) which you called to order at 3:00 P.M., Eastern Daylight Time on July 13, 2004. According to the Minutes, you, John T. Connor, Jr., Richard Dineley and Chris Fitzsimmons as Board members were present by telephone. The Minutes also state Richard L. West, as Corporate Secretary and Matthew Hudson, as a guest, were also present by telephone. These Minutes state a quorum of the Board was present and that you requested a motion to approve the Minutes of the June 17, 2004 Board meeting, which motion was made by John T. Connor and seconded by Richard Dineley.

     Upon discussion and a review of the minutes, Mr. Tracy joins in this letter.

     As duly elected Directors of Telemetrix, neither Mr. Tracy nor I received proper notice under Delaware law of a July 13, 2004 Board meeting. As you are completely aware, I was unavailable and Mr. Tracy heard of the meeting from Richard Dineley less than four hours prior to the scheduled meeting time. I was totally unaware a meeting had been called. More significantly, today as on July 13, 2004, there are only three Members of the Board of Directors of Telemetrix – you as Chairman, Mr. Tracy and myself. Since neither Mr. Tracy nor I attended this meeting, the meeting was not a properly constituted meeting under Delaware law and Telemetrix’s bylaws, both of which require a quorum of the Board of Directors of Telemetrix to be present. Both Mr. Tracy and I object to this Board meeting on the grounds it was not a legal meeting of Telemetrix’ Board and therefore is void as a matter of law.

     Additionally, while both Mr. Tracy and I attended the Board’s meeting of June 17, 2004 and the Minutes of that meeting were circulated to us, neither Mr. Tracy nor I have approved those Minutes. In fact, Mr. Tracy has a copy of an e-mail which you sent him on July 1 which specifically advises the minutes “will probably go through several drafts before a final document is forwarded to all for approval at the September board meeting.” Thus, Mr. Tracy and I further object to the representation of “Board approval” of the Minutes of the meeting of June 17, 2004.

Patrick J. Kealy, Chairman, Telemetrix, Inc.
August 10, 2004

     In any event, neither Mr. Tracy nor I voted for the election of Mr. Dinele, Mr. Connor or Mr. Fitzsimmons as Directors of Telemetrix at the June 17, 2004 Board meeting. You will recall that we both expressed the view at that Board meeting that the election of Mr. Dineley, Mr. Connor and Mr. Fitzsimmons may violate the Communications Act because of possible transfer of control or foreign directorship limitations. Thus, we voted to elect these persons as Directors, subject to Telemetrix obtaining an opinion of a qualified telecommunications attorney that their election would not require prior approval of the FCC. Neither Mr. Tracy nor I have been furnished with a copy of such an opinion. Therefore, the “election” of Mr. Dineley and Mr. Connor as Directors at the purported July 13, 2004 Board meeting does not have our consent and more importantly does not meet the conditions which the Board had established on June 17, 2004 for their election. Therefore, it is impossible that Mr. Dineley, Mr. Connor or Mr. Fitzsimmons have been lawfully elected as Directors of Telemetrix.

     Your July 13, 2004 Minutes reflect Mr. Fitzsimmons was present as a Director, but later these Minutes state that Mr. Fitzsimmons was elected to the Board of Directors “contingent upon any necessary FCC approval”. The election of Mr. Fitzsimmons to the Board of Directors of Telemetrix requires two prior events. First, it is clear that Telemetrix must obtain FCC approval before Mr. Fitzsimmons can be elected. Second, Mr. Tracy and I must vote to elect Mr. Fitzsimmons to the Board as a Director. As you are aware, Mr. Fitzsimmons is a British subject. You most certainly were personally aware that I am a Canadian citizen. Adding Mr. Fitzsimmons to Telemetrix's Board of Directors without prior FCC approval would place two foreign nationals on Telemetrix's Board, in violation of the limitation contained in Section 310 of the Communications Act of 1934, regardless of whether Mr. Dineley and Mr. Connor are added as Directors or not. If Mr. Dineley and Mr. Connor are Directors and Mr. Fitzsimmons is added, his election would mean that Telemetrix's Board would be comprised of 33 1/3% aliens. If Mr. Fitzsimmons is elected as a Board member and Mr. Dineley or Mr. Connor are not elected, Telemetrix's Board would still be comprised of a number of foreign nationals in excess of U.S. statutory limits. For this reason as well as on the basis of the aforementioned events the July 13, 2004 Board meeting and the events which occurred at that meeting will be declared invalid.

     Mr. Tracy and I are very disturbed at the manner in which you attempted to “manage” this purported July 13, 2004 meeting of Telemetrix’s Board. Your conduct raises serious questions about your ability to lead Telemetrix as Chairman of its Board; your understanding of corporate governance; your intention to serve the interests of Telemetrix’s shareholders as opposed to your private interests in addition to raising serious issues about your lack of candor. Your action in attempting to hold a Telemetrix Board meeting and to add new Directors without proper notice to all Directors and without a quorum present, not only violates Delaware law, but is contrary to the interests of Telemetrix’s shareholders. Furthermore, your attempt to add Mr. Dineley, Mr. Connor and Mr. Fitzsimmons as Board Members at this time, without seeking prior FCC approval places Telemetrix’s wholly owned subsidiary’s FCC licenses in jeopardy for violation of the Communications Act’s specific limitations on holding and transfer of licenses.

     Please be fully advised that Both Mr. Tracy and I require that for the Board of Directors’ meeting scheduled for September, 2004, as Chairman you will send proper notice to us in advance in full compliance with Delaware law. You will also include a complete agenda and place on the agenda the election of Mr. Dineley and Mr. Connor as Directors as well as a discussion about the election of Mr. Fitzsimmons as a Director in view of the required by not yet obtained FCC approval. In addition, you will include all of the other items discussed during the July 13, 2004 teleconference between yourself and the others present. At the September, 2004 Board meeting you should also present to the Board an opinion from a qualified telecommunications attorney that the election of Messrs. Dineley, Connor and Fitzsimmons to Telemetrix’ Board without FCC approval is consistent with the Communications Act and this opinion will be circulated to Mr. Tracy and myself no less than two (2) weeks prior to the meeting date.

Patrick J. Kealy, Chairman, Telemetrix, Inc.
August 10, 2004

     If you disagree with our assessment of the July 13 meeting, please advise us immediately and provide a basis for your disagreement. Otherwise, we will expect you to provide a statement declaring that the July 13, 2004 meeting was not a valid meeting of the Board of Directors of Telemetrix. We also expect to receive notice of the September 2004 meeting, together with the agenda described above so that we can be fully prepared to discuss the agenda items at that meeting.

Very truly yours,

/s/ William W. Becker
William W. Becker

cc:	Richard Dineley, President and CEO Richard L. West, Esquire, Secretary and General Counsel Michael J. Tracy

EXHIBIT G

PATRICK J. KEALY
53 E.74th STREET, 4R
NEW YORK, NEW YORK 10021
(212) 861-9033

September 2, 2004

Via Facsimile (354) 925-0600
And Regular Mail

Mr. William W. Becker
Box 143
West Bay Road
Grand Cayman Island
British West Indies

Re:	Your August 10, 2004 Letter regarding the July 13, 2004 Board of Directors Meeting of Telemetrix, Inc.

Dear Mr. Becker:

     Thank you for your letter of August 10, 2004. My apologies for the delay in replying but I was in Europe from August 10 to 29 and only received your letter upon my return.

     The purpose of the July 13, 2994 special board meeting was to memorialize the understanding reached at the meeting of Richard Dineley, Michael Tracy, and Michael Glaser in Denver on July 11, 2004, as well as to ensure the funding impasse between Nissen, LP and Michael Tracy moved forward. If that funding did not occur, the Company would have been in financial jeopardy.

     Regarding the inclusion of new board members, let me assure you that I approached this decision with a great deal of due diligence, including input from several legal experts in corporate and FCC matters. In no way was I willing to jeopardize Telemetrix’ or any individual’s status with the FCC. Only after receiving a verbal, now written, opinion of Covington & Burling, as well as the strong legal opinion of John T. Connor, Jr. Was I convinced to proceed.

     Covington & Burling is certainly one of the premier law firms in the U.S. Gerald L. Waldron, who gave us the opinion, is the former Senior Counsel on the House Subcommittee on Telecommunications. Mr. Conner was formerly General Counsel of a $billion NYSE listed company, supervising a legal staff of over 150,

     We attempted in every way to inform you of the meeting, including calling your son, Larry, who informed me that Mr. Tracy had told you the meeting was canceled. I told Larry that was not the case.

     Mr. Becker, all of us want Telemetrix, Inc. To be a successful company with adherence to proper legal, financial and ethical standards. I should also note that several factual inaccuracies in your letter point to what I am concerned is misinformation from others.

     Regarding the board meeting in Atlanta on September 21, 2004, I understand the Audit Committee will be meeting the prior day in the afternoon.

     Glad to hear your health is improved and I look forward to seeing you on the 21st.

Very Truly Yours, /s/ Patrick Kealy Patrick J. Kealy

P.S. For your information, I never received your FedEx since it was sent to an improper address. Note my correct address above.

EXHIBIT H

William W. Becker
Box 143
West Bay Road
Grand Cayman Island
British West Indies

September 13, 2004

Via U.S. Mail

Mr. Patrick J. Kealy
Telemetrix Inc.
53 East 74th Street
Unit 4R
New York, New York 10021

Re:	Your September 2, 2004 Letter Regarding the July 13, 2004 Purported Meeting of the Board of Directors of Telemetrix, Inc.

Dear Mr. Kealy,

     This letter responds to your letter of September 2, 2004, which purported to address the issues set forth in my letter of August 10, 2004 regarding the July 13, 2004 Board of Directors meeting of Telemetrix, Inc. (“Telemetrix”).

     First, I must state that in reviewing my August 10, 2004 letter, I note that I had incorrectly stated that Mr. Tracy and I had voted at the June 17, 2004 Directors’ meeting for the election of Messrs. Dineley, Connor and Fitzsimmons as Telemetrix directors, subject to the qualified opinion of an FCC attorney stating that FCC approval was not necessary. That was my recollection at the time I wrote the August 10, 2004 letter. However, since that time, you distributed to me the minutes of the Board Meeting of June 17, 2004 signed by you and Mr. West. These minutes have refreshed my memory on what we voted on regarding the election of these persons at the Board Meeting. As I now recall, we voted to elect them subject to FCC approval. The June 17, 2004 Board Meeting minutes reflect this fact. As far as I know, Telemetrix has neither sought, nor obtained, FCC approval for the election of these persons as members of the Board.

     With respect to your September 2 letter, I want to emphasize again that I did not receive notice of the July 13 Board of Directors meeting, and it is my position that no proper notice was given to me and that, therefore, the meeting is void. Your statements in your September 2 letter regarding notice are completely unavailing. Thus, in your letter, you state that “we attempted in every way to inform you of the meeting, including calling your son, Larry, who informed me that Mr. Tracy had told you the meeting was cancelled. I told Larry that was not the case.” First, I did not speak with Mr. Tracy before this meeting, and therefore, he could not have told me the meeting was cancelled. In fact, Mr. Tracy informed me that he did not get actual notice of this meeting until the morning of July 13, 2004.

Mr. Patrick J. Kealy, Telemetrix Inc.
October 19, 2004

     Moreover, my son, Larry, has advised me that you did not call him to inform him that a meeting was to be held on July 13, 2004. Instead, you contacted Larry about a proposed meeting on July 8, 2004, and, at that time, he informed you I was then hospitalized. In any event, I would have been available on July 13, 2004 to participate in a Board Meeting of Telemetrix by telephone (had I been given notice), and I know of no attempt that either you, or anyone acting on your behalf, made to notify me of this meeting, including faxing me notice or giving me notice telephonically.

     Your letter refers to a “funding impasse” between Nyssen and Mr. Tracy. I know of no such impasse other than Nyssen’s failure to timely fund bridge loans to Telemetrix, and the unauthorized bank account which you and others opened in Telemetrix’s name at the Wachovia Bank in Atlanta, Georgia in early June 2004.

     Your letter also states that, regarding the election of new board members, you approached the decision to add these persons with a great deal of due diligence, including input from several legal experts in corporate and FCC matters. You further state that only after you had received verbal opinion which is now the written opinion of the law firm of Covington & Burling, as well as a strong legal opinion of John T. Connor, Jr., that you were convinced to proceed. Your letter included a copy of the Covington & Burling opinion, dated September 3, 2004. I note that the Covington & Burling document is not an opinion, it is a memorandum, not rising to the level of an opinion.

     I have reviewed this memorandum, and find that it fails to recite the material and important fact that the three new members (you assert that Mr. Fitzsimmons was not elected to the Board, but the Minutes of the July 13, 2004 Meeting show otherwise) are the designees of Tower Gate Finance, / Nyssen. In my view, the addition of these three board members (who represent these foreign entities together with you, a previous designee of Tower Gate / Nyssen) shifts control of the corporate operations of Telemetrix from Mr. Tracy and myself as directors to the new director group, including yourself. As you know, the group includes you, Mr. Connor, Mr. Dineley and Mr. Fitzsimmons. I believe this shift requires prior FCC consent.

     More significantly, as you undoubtedly know, Tower Gate Limited has distributed at least one document to a third unrelated party in July 2004 representing that Telemetrix is majority-owned and controlled by Tower Gate / Nyssen. This representation is completely false. Nonetheless, the representation is indicative of Tower Gate’s belief that it exercises control over Telemetrix because of the positions it has on Telemetrix’s Board, which is the very reason why Mr. Tracy and I raised the issue of FCC approval before adding any more designees of Tower Gate / Nyssen to Telemetrix’s Board, and why you should have exercised the leadership necessary to seek an FCC ruling before proceeding to unilaterally declare Messrs. Dineley, Connor and Fitzsimmons as directors elected by the Board.

Mr. Patrick J. Kealy, Telemetrix Inc.
October 19, 2004

     In any event, whether the Board Meeting of July 13, 2004 was valid, and whether the election of Messrs. Dineley, Connor and Fitzsimmons to Telemetrix’s Board of Directors complies with law, is now moot. Specifically, because of your September 2, 2004 letter, and a letter I received from Mr. West dated August 30, 2004, the majority shareholders of Telemetrix have acted by written consent on September 7, 2004 to remove all current directors of Telemetrix and to elect three new directors – Mr. Tracy, Mr. Gary Brown and myself. I will be elected Chairman. As you are aware, the Articles of Incorporation and By-Laws of Telemetrix allow the majority shareholders to take such action. Indeed, the Covington & Burling memorandum correctly recites this fact. The majority common shareholders of Telemetrix have the right to remove Telemetrix’s directors, and they have spoken.

Very truly yours,

/s/ William W. Becker William W. Becker

EXHIBIT I

-------Original Message--------
From: “Richard West” (r.west@tlxt.net)
To: “'Michael Tracy’" (michael.tracy@tlxt.net)
Sent: Tuesday, September 07, 2004 12:09 PM
Subject: RE: Shareholder Meeting

Michael,

I have contacted Computer Share Investment Services to discuss our needs in this regard and am working. with Kathy Kinnard to effect notice as you have requested.

I will be speaking with Kathy again later today an update on THE process.

Do I need to forward this to anyone or will you interested parties?

Sincerely,

Richard L. West

Telemetrix, Inc.

General Counsel and Corporate Secretary

(212) 672--1961

(917) 591-3145 - fax

(917) 647--8894 -- mobile

1

-------Original Message--------
From: Michael Tracy [mailto:michael.tracy@tlxt.net]
Sent: Tuesday, September 07, 2004 1:17 PM
Subject: Shareholder Meeting

Richard,

As you are aware from the August 27th shareholder letter, I am the designated contact person for the shareholders. I have been asked by the shareholders to contact you and have you inform them of the steps you have taken in response to our request.

Please respond today with this requested information.

Michael J. Tracy

Telemetrix Inc.

Direct Telephone: 308-436-4090

Direct Fax: 308-436-7101

Please use michael.tracy@tlxt.net for all e-mail.

Please visit the Telemetrix Website at http://www.TLXT.net

NOTICE OF CONFIDENTIALITY.

The information contained in this electronic mail message and any attachments to this message is privileged an confidential information intended only for the use of the individual(s) named above. If you are not the intended recipient, you are hereby notified that any review, dissemination, distribution, or copying of this communication and any attachments to this communication is strictly prohibited. If you have received this communication in error, please immediately notify us by return message or by telephone at 1-308-436-4090 and delete the original communication and any attachments from your computer system permanently.

2

EXHIBIT J

ACTION BY WRITTEN CONSENT TAKEN
BY THE UNDERSIGNED COMMON SHAREHOLDERS OF
TELEMETRIX INC., A DELAWARE CORPORATION

     Whereas, the following and undersigned (the “Majority Shareholder Group”) hold in excess of 79 percent of the issued and outstanding voting shares of the capital stock of Telemetrix Inc., a Delaware corporation (the “Company”):

SHAREHOLDER ID	NAME OF SHAREHOLDER	NUMBER OF SHARES	PERCENTAGE OWNERSHIP
001029	Ardara Investments, Ltd.	750,000
001040	Becker Capital Management, LLC	484,746
000614	William W. Becker	87,500
000594	BGC Investments, LLC	62,500
000534	Michael L. Glaser	816,533
000575	Michael L. Glaser IRA Rollover	200,000
000538	Hartford Holdings, Ltd.	3,962,004
001030	Ionian Investments, Ltd.	750,000
000563	Michael J. Tracy	4,885,504
000539	Vintage Investments, Ltd.	1,725,000
000990	Wells Fargo Bank FBO Michael L. Glaser IRA Rollover	403,521
001028	Wyse Investments, Ltd.	500,000

	Total	14,627,308

     WHEREAS, the Majority Shareholder Group desires to take written action by consent to remove the existing members of the board of directors of the Company and elect the following named persons as directors to serve until the next annual meeting of the Company or until otherwise removed from such positions:

William W. Becker
Michael J. Tracy
Gary R. Brown

     WHEREAS, the Majority Shareholder Group has the power to take such actions in accordance with Section 228 of the Delaware General Corporation Law (“DGCL”), the Company’s Articles of Incorporation, and Sections 1.8 and 2.3 of the Company’s Bylaws;

     WHEREAS, pursuant to Section 14(c) of the Securities and Exchange Act of 1934 ( the ‘34 Act”) and Rule 14c-2 of the Securities and Exchange Commission, this written action may take effect only after the passage of 20 days after mailing of an appropriate Information Statement filed with the Commission;

     WHEREAS, the such statement will be filed first as a Preliminary Filing and thereafter as a Definitive filing upon review or passage of appropriate time for review and approval by the Commission, with the result that the final date for mailing cannot be established as of this time;

     NOW, THEREFORE, the undersigned shareholders constituting the Majority Shareholder Group, by written consent do herewith take the following actions:

     RESOLVED, that all directors of the Company, currently serving in such capacity, including without limitation Patrick J. Kealy, who also serves as Chairman, are herewith removed from their positions as directors and in such other capacities as they may have been designated to served, including Mr. Kealy in his capacity as Chairman;

     RESOLVED, further, that the following persons are herewith elected as directors and of such group William W. Becker is herewith elected as Chairman of the board of directors of the Company:

William W. Becker
Michael J. Tracy
Gary R. Brown

     RESOLVED, further, that this action shall become effective within 20 days after mailing of an Information Statement in compliance with Section 14(c) of the ‘34 Act and Rule 14c-2 of the Securities and Exchange Commission;

     RESOLVED, further, that any of the foregoing newly elected directors are empowered to cause the Information Statement to be dated and the effective date of this action by written consent fixed once advised that the Information Statement may be mailed in compliance with the foregoing.

     In witness whereof, the undersigned shareholders and members of the Majority Shareholder Group of the Company have duly executed this Action by Written Consent effective this 7th day of September 2004.

[signatures on next page]

2

ARDARA INVESTMENTS, LTD. By: /s/ William W. Becker Authorized Agent	BECKER CAPITAL MANAGEMENT, LLC By: /s/ Larry E. Becker Manager

WILLIAM W. BECKER By: /s/ William W. Becker William W. Becker	BGC INVESTMENTS, INC. By: /s/ Larry E. Becker President

MICHAEL L. GLASER By: /s/ Michael L. Glaser Michael L. Glaser	MICHAEL L. GLASER IRA ROLLOVER By: /s/ Michael L. Glaser Michael L. Glaser

IONIAN INVESTMENTS, LTD. By: /s/ William W. Becker Authorized Agent	MICHAEL J. TRACY By: /s/ Michael J. Tracy Michael J. Tracy

VINTAGE INVESTMENTS, LTD. By: /s/ Larry E. Becker Authorized Agent	WELLS FARGO BANK FBO MICHAEL L. GLASER IRA ROLLOVER By: /s/ Michael L. Glaser Michael L. Glaser

WYSE INVESTMENTS, LTD. By: /s/ William W. Becker Authorized Agent	HARTFORD HOLDINGS LTD. By: /s/ William W. Becker Authorized Agent

3

EXHIBIT K

Minutes of the September 3, 2004 Meeting of the Board of
Directors of Telemetrix Inc.

The meeting began at 3:00 M Mountain Daylight Time, with Patrick Kealy, Michael Tracy and William Becker present via telephone.

Thereupon Mr. Kealy advised that Tracy and Becker had called on the wrong number and stated that they were not on the conference bridge. Mr. Tracy informed Mr. Kealy that Mr. Kealy did not call the meeting, that Becker and Tracy called the meeting and that this was the conference bridge. Following a brief discussion during which time Mr. Kealy provided the names of other individuals which he wanted to have on the call based on his representation those individuals were members of the board, Mr. Becker indicated there was disagreement with Mr. Kealy’s contention. Mr. Kealy mentioned a legal opinion he represented as having been faxed to Mr. Becker and Mr. Becker was not aware of the document being received prior to the time of the board meeting telephone call.

Mr. Tracy stated that the meeting was being recorded for the purpose of creating an accurate and faithful set of minutes of the meeting to be circulated to the members of the board.

Thereupon Mr. Tracy stated that a notice of the meeting was sent to Richard West, General Counsel and Secretary via Facsimile and e-mail with facsimile delivery confirmation receipts received. Mr. Kealy advised there would not be a meeting until such time as the Individuals he wished to have at the meeting were conferenced into the meeting. And then Mr. Kealy left the meeting by hanging up his telephone.

Mr. Tracy then advised the board that Richard West contacted Michael Tracy in response to receiving the notices and later advised both Tracy and Becker that he had communicated with Patrick Kealy and Kealy had requested a change in the telephonic board procedure. The request was not approved by Tracy or Becker and Tracy notified West of the decision both by telephone and in writing. Therefore the notice of the meeting was proper and the meeting is duly called in accordance with the Articles of Incorporation and the bylaws.

Michael Tracy called the roll of Directors: William Becker and Michael Tracy were present, Patrick Kealy had left the meeting. Tracy declared the members of the board had received proper notification, that notification and receipt of notification had been acknowledged by Mr. Kealy, and Tracy then declared there to be a quorum present and called the meeting to order.

Mr. Tracy made a motion to remove Patrick Kealy as Chairman of the board. The motion was seconded by Becker and the motion was given unanimous approval.

Tracy made a motion to appoint William Becker as Chairman; the motion was seconded by Becker and the motion was given unanimous approval.

Becker as Chairman presented a motion to retain two law firms to look into the validity and appropriateness of agreements between Telemetrix and Tower Gate Limited, Nyssen LP and any and all other such related entities and to have those firms assert any action which may be necessary upon the completion of such a review. The first firm would be Shughart, Thompson and Kilroy, a Kansas City, Missouri based law firm with an office in Denver, Colorado and the lead counsel for that firm would be Michael Murphy. The second firm would be Chaloupka, Holyoke, Hofmeister, Snyder and Chaloupka, based In Scottsbluff, Nebraska and the lead counsel for that firm would be Paul Hofmejster.” the motion was seconded by Tracy and was given unanimous approval.

There being no further business to be brought before the board, Becker asked for a motion to adjourn. The motion was made, seconded by Becker and given unanimous approval.

Signed this 14th day of September, 2004 by those present, constituting a quorum.

/s/ William W. Becker
William W. Becker, Chairman

/s/ Michael J. Tracy
Michael J. Tracy, Director

EXHIBIT L

MINUTES OF THE SEPTEMBER 16, 2004 MEETING OF THE BOARD OF DIRECTORS OF
TELEMETRIX INC.

A telephonic meeting of the Board of Directors of Telemetrix was called to order at 9:00 AM Eastern Daylight Time by chairman, William Becker. Present on the telephone call were William W. Becker, Michael J. Tracy and Patrick J. Kealy.

Mr. Kealy asked if Richard Dineley and John Connor would be included on the call. Mr. Tracy stated that those individuals were not duly elected directors of Telemetrix and further stated that Mr. Kealy was not the Chairman; the meeting had been duly and appropriately called by Mr. Becker and Mr. Tracy. Thereupon Mr. Kealy stated he had a meeting scheduled for September 21, at which he would be present and withdrew from the meeting by leaving the conference call at approximately 9:08 AM Eastern Daylight Time.

Chairman Becker noted that all duly elected directors had received proper notice and were present at the commencement of the meeting. Mr. Becker stated that a quorum was still In existence after Mr. Kealy’s departure from the meeting and declared the meeting open for business.

Mr. Tracy moved approval of the minutes of the September 3, 2004 meeting of the board of Directors of Telemetrix Inc. Mr. Becker seconded the motion and asked If there were any changes, additions or corrections to the minutes. Mr. Tracy stated he had none and called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

Mr. Becker moved to terminate Richard Dineley and Richard West as officers of Telemetrix Inc. Mr. Tracy seconded the motion and called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote

BE IT HEREBY RESOLVED, that Richard West and Richard Dineley are terminated as officers of Telemetrix effective immediately. Mr. Tracy will provide written notice to Messrs. Dineley and West they are no longer officers of Telemetrix Inc. and that their employment has been terminated in accordance with their employment agreements. Further, they are to preserve all company records and documents in electronic form in their possession. They are to immediately return all company owned physical materials In their possession to the Telemetrix office In Gering, NE. Mr. Tracy, on behalf of Telemetrix Inc. is to advise Messrs. West and Dineley that any action taken which would be considered destructive or retaliatory In any way will be dealt with appropriately. Mr. Tracy Is to instruct Messrs. West and Dineley to notify all companies, Individuals and entities with which they either correspond or with which they have an agreement or working relationship through or on behalf of Telemetrix Inc. wherein they have represented Telemetrix Inc. at any time in the past, of this action and that both Messrs. West and Dineley are to provide written directives for those entities to direct all future correspondence to President and CEO Michael Tracy. Mr. Tracy Is. to be provided a copy of all written correspondence and a list of all verbal communication which will include the name and contact information of the Individual as well as the date of the communication and a synopsis of the conversation.

Mr. Becker, as Chairman, called for Election of officers. Mr. Becker nominated Michael Tracy as President and Chief Executive Officer (“CEO”) and asked the board to ratify Mr. Tracy’s position as acting Chief Financial Officer (“CFO”). Mr. Tracy seconded the nomination. Mr. Becker asked if there were any other nominations and noted there were none. Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote, Michael Tracy is elected President and Chief Executive Officer of Telemetrix Inc.

Mr. Tracy nominated Gary Brown as Secretary and Treasurer and presented a brief background of Mr. Brown. Mr. Becker seconded the nomination and asked if there were any other nominations and noted there were none. Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy In favor, Kealy absent, no votes opposed, motion passed on a unanimous vote, Gary Brown is elected Secretary and Treasurer of Telemetrix Inc.

BE IT HEREBY RESOLVED, that Michael Tracy is elected President and CEO of Telemetrix Inc. and Gary Brown is elected Secretary and Treasurer of Telemetrix Inc. and that Michael Tracy is to continue his position as acting CFO of Telemetrix Inc.

Mr. Becker moved to have President and CEO Tracy notify Greg Hull that his employment has been terminated in accordance with his employment agreement. Further, Mr. Hull is to preserve all company records and documents in electronic form in his possession. Mr. Hull is to immediately return all company owned physical materials in his possession to the Telemetrix office in Gering, NE. Mr. Tracy, on behalf of Telemetrix Inc. is to advise Mr. Hull that any action taken which would be considered destructive or retaliatory in any way will be dealt with appropriately. Mr. Tracy is to instruct Mr. Hull to notify all companies, individuals and entities with which he either corresponds or with which he has an agreement or working relationship through or on behalf of Telemetrix Inc. wherein he has represented Telernetrlx inc. or CentreGate at any time In the past, of this action and that Mr. Hull is to provide written directives for those entities to direct all future correspondence to President and CEO Michael Tracy. Mr. Tracy is to be provided a copy of all written correspondence and a list of all verbal communication which will include the name and contact information of the individual as well as the date of the communication and a synopsis of the conversation. Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

Mr. Becker moved to have President and CEO Tracy notify Geoff Girdler of his immediate termination as an employee in any capacity with Telemetrix Inc. Mr. Girdler is to be advised to preserve all company records and documents in electronic form in his possession. Mr. Girdler Is to immediately return all property and material which Is the property of Telemetrix Inc. to the Telemetrix office in Gering, NE. Mr. Tracy, on behalf of Telemetrix Inc. is to advise Mr. Girdler that any action taken which would be considered destructive or retaliatory in any way will be dealt with appropriately. Mr. Tracy is to Instruct Mr. Girdler to notify all companies, individuals and entities with which he has either corresponded with or with which he has an agreement or working relationship through or on behalf of Telemetrix Inc. or CentreGate of this action. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

Mr. Becker moved to have President and CEO Tracy notify Robert Knight and Arthur Sullivan that their contracts whether written or verbal, with Teiemetrlx are immediately terminated in accordance with the terms of the agreements. Messrs. Knight and Sullivan are to be advised to preserve all company records and documents in electronic form In their possession. Messrs. Knight and Sullivan are to immediately return all physical materials which are the property of Telemetrix Inc. to the Telemetrix office in Gering, NE. Mr. Tracy, on behalf of Telemetrix Inc. is to advise Messrs. Knight and Sullivan that any action taken which would be considered destructive or retaliatory in any way will be dealt with appropriately. Mr. Tracy is to instruct Messrs. Knight and Sullivan to advise all companies, individuals and entities with which they have either corresponded with or with which they have an agreement or working relationship through or on behalf of Telemetrix Inc. or CentreGate of this action. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

Mr. Becker moved to authorize Tracy and Brown to execute the necessary documents authorizing First National Bank North Platte, Scottsbluff, NE as a depository for the funds of the corporation and to authorize Mr. Tracy as signatory to the account. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

BE IT HEREBY RESOLVED, that the First National Bank North Platte of Scottsbluff, Nebraska at any one or more of its offices or branches be and is hereby is designated as a depository for the funds of Telemetrix Inc. which may be withdrawn on checks, drafts, advices of debt, notes or other orders for the payment of monies bearing the signature of any one of two designated officers or employees of the corporation.

Mr. Becker moved to authorize Tracy and Brown to execute the necessary documents authorizing Valley Bank and Trust, Gering, NE., as a depository for the funds of the corporation and to authorize Tracy as signatory to the account. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

BE IT HEREBY RESOLVED, that Valley Bank and Trust of Gering, Nebraska at any one or more of its offices or branches be and is hereby is designated as a depository for the funds of Telemetrix Inc. which may be withdrawn on checks, drafts, advices of debt, notes or other orders for the payment of monies bearing the signature of any one of two designated officers or employees of the corporation.

Mr. Becker moved to authorize Tracy and Brown to execute the necessary documents to immediately place Mr. Tracy as the only signatory to the account at Wachovia Bank. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

BE IT HEREBY RESOLVED, that Wachovia Bank at any one or more of Its offices or branches be and is hereby is designated as a depository for the funds of Telemetrix Inc. which may be withdrawn on checks, drafts, advices of debt, notes or other orders for the payment of monies bearing the signature of any one of two designated officers or employees of the corporation.

Further to this action, the board directs Mr. Tracy to contact Wachovia Bank and request that the bank provide copies of all documentation relating to the creation of the account.

Mr. Becker moved that the board in its capacity provide Mr. Tracy the authority to enter into negotiations with entities with which the corporation has a business relationship or Is currently conducting business. Further, Mr. Tracy is the only individual with the authority to enter Into agreements on behalf of Telemetrix Inc., subject to board approval where appropriate. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

Mr. Becker moved that the President and CEO Tracy notify Goldsmith and Associates of the action of the board, and Instruct Goldsmith and Associates they are to take no further action on behalf of Telemetrix Inc. until an agreement is reached between them and the new officers of the corporation as to their duties and responsibilities, if any. Further, effective immediately Goldsmith and Associates is no longer a signatory on any account of Telemetrix, and they are to hold, preserve and provide to Telemetrix all documents and materials which may be on their premises or in their possession either physically or electronically. Further, they are to provide an accounting of all transactions from the date of their engagement through the date of notification of this action. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

Mr. Becker moved that the directors through President and CEO Tracy notify Patrick Kealy of the termination of any agreement, either written or unwritten between him and the corporation for the payment of funds to his account through Richard West’s legal escrow account. Further Mr. Kealy shall provide the basis for the payment of the funds to him, through the date of notice, providing either a copy of the authorization of the board or an agreement between Mr. Kealy and Telemetrix Inc. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

Mr. Becker moved that Richard Dineley shall provide the basis for any and all funds received by him for services prior to the date of his employment with the corporation, specifically the payment of funds which he authorized by his signature which appear to be without basis, documentation or support. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

Mr. Becker moved that Nyssen, LP, Tower Gate Finance LTD., Mr. Matthew Hudson, shall be notified of these actions of the board and further be advised that liaison with these entities and Telemetrix Inc. should be through either Mr. Becker or Mr. Tracy as the aforementioned entities may prefer. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

Mr. Becker moved that Telemetrix Inc. authorize and/or ratify the filing of a Form 14C and any amendments thereto or other filings required of Telemetrix Inc. to be made or made with the U.S. Securities & Exchange Commission relating to the consent action of the majority shareholders taken on September 7, 2004 to remove all directors of Telemetrix Inc. and to elect three new directors of Telemetrix Inc., and also which are necessary to inform Telemetrix Inc.’s shareholders of the consent action taken by the majority shareholders on September 7, 2004. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

BE IT HEREBY RESOLVED, the actions of Telemetrix Inc. in filing reports the U.S. Securities and Exchange Commission, and specifically Form 14C and any amendments thereto, as well as any other filings required of Telemetrix Inc. to be made or made with the U.S. Securities and Exchange Commission are hereby authorized and/or ratified.

Mr. Becker moved to authorize the law firms of Shughart Thomson & Kilroy, P.C. and Chaloupka, Holyoke, Hofmeister, Snyder & Chaloupka, LLO to file a complaint on behalf of Telemetrix Inc. in the U.S. District Court for the District of Nebraska against Tower Gate Finance LTD. and Nyssen LP for fraud, breach of fiduciary duty, breach of contract, civil conspiracy, breach of good faith and fair dealing, declaratory judgement and accounting. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

BE IT HEREBY RESOLVED, that the law firms of Shughart Thomson & KIlroy, P.C. and Chaloupka, Holyoke, Hofmeister, Snyder & Chaloupka, LLO are authorized to file a complaint on behalf of Telemetrix Inc. in the U.S. District Court for the District of Nebraska against Tower Gate Finance LTD. and Nyssen LP for fraud, breach of fiduciary duty, breach of contract, civil conspiracy, breach of good faith and fair dealing, declaratory judgement and accounting.

Mr. Becker moved that Telemetrix Inc. make the appropriate filing with the SEC of a Form 8-K reporting the filing of the complaint and the election of new officers. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker. Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

BE IT HEREBY RESOLVED, that MICHAEL J. Tracy, President and CEO shall file a Form 8-K on behalf of Telemetrix Inc. with the U.S. Securities and Exchange Commission reporting the filing of a complaint in U.S. District Court against Tower Gate Finance LTD. and Nyssen LP for fraud, breach of fiduciary duty, breach of contract, civil conspiracy, breach of good faith and fair dealing, declaratory Judgement and accounting. The Form S-K shall also report the election of new officers of the corporation as well as any other matters deemed pertinent to assure the shareholders of complete, current and factual Information about Telemetrix Inc.

Mr. Becker moved that Mr. Tracy, on behalf of Telemetrix, be authorized to communicate with all accounting, auditing and legal firms which have been duly authorized by the board to take whatever action may be necessary in achieving resolution of the matters before the board on the date or in the future until such time as the n~t meeting of the board of directors. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker, Chairman called the role. Becker and Tracy in favor, Kealy absent, no votes opposed, motion passed on a unanimous vote.

There being no further matters to be brought before the board. The Chairman moved the meeting be adjourned at 9:45 AM Eastern Daylight Time. The motion was seconded by Mr. Tracy and Mr. Tracy called for the question. Mr. Becker. Chairman called the role. Becker and Tracy in favor. Kealy absent, no votes opposed. motion passed on a unanimous vote.

Signed this 20th day of September, 2004

Directors in attendance and constituting a quorum:

/s/ William W. Becker
William W. Becker, Chairman

/s/ Michael J. Tracy
Michael J. Tracy, Director

EXHIBIT M

AMENDED AND RESTATED ACTION
BY WRITTEN CONSENT TAKEN BY THE UNDERSIGNED
COMMON SHAREHOLDERS OF TELEMETRIX INC.,
A DELAWARE CORPORATION

September 16, 2004

     WHEREAS, the following and undersigned Shareholders (the “Majority Shareholder Group”) own and hold in excess of seventy-nine percent (79%) of the issued and outstanding voting shares of the common stock;

     WHEREAS, Telemetrix Inc., a Delaware corporation (the "Company"), has 18,476,186 shares of common voting stock issued and outstanding;

SHAREHOLDER ID	NAME OF SHAREHOLDER	NUMBER OF SHARES	PERCENTAGE OWNERSHIP
001029	Ardara Investments, Ltd.	750,000
001040	Becker Capital Management, LLC	484,746
000614	William W. Becker	87,500
000594	BGC Investments, LLC	62,500
000534	Michael L. Glaser	816,533
000575	Michael L. Glaser IRA Rollover	200,000
000538	Hartford Holdings, Ltd.	3,962,004
001030	Ionian Investments, Ltd.	750,000
000563	Michael J. Tracy	4,885,504
000539	Vintage Investments, Ltd.	1,725,000
000990	Wells Fargo Bank FBO Michael L. Glaser IRA Rollover	403,521
001028	Wyse Investments, Ltd.	500,000

	Total	14,627,308

     WHEREAS, the Majority Shareholder Group desires to take written action by consent to remove the existing members of the board of directors of the Company, viz., Mr. Patrick Kealy, Mr. Michael J. Tracy and Mr. William W. Becker, and elect the following named persons as directors to serve until the next annual meeting of the Company or until otherwise removed from such positions:

William W. Becker
Michael J. Tracy
Gary R. Brown

     WHEREAS, the Majority Shareholder Group has the power to take such actions in accordance with Section 228 of the Delaware General Corporation Law ("DGCL"), 8 Del. C. ss. 228, the Company’s Articles of Incorporation, and Sections 1.8 and 2.3 of the Company’s Bylaws;

     WHEREAS, pursuant to Section 14(c) of the Securities and Exchange Act of 1934 ( the ‘34 Act”) and Rule 14c-2 of the U.S. Securities and Exchange Commission (“SEC”), the Company must prepare and file with the SEC and, upon its approval, mail to the Company’s Shareholders an Information Statement reflecting this Consent Action and the form required under the foregoing Rule;

     WHEREAS, the undersigned Shareholders prepared and filed such an Information Statement as a Preliminary Filing made on September 8, 2004 and have been informed by the SEC that they could not file such an Information Statement and that the Registrant must file such an Information Statement;

     WHEREAS, the undersigned Shareholders desire that this action be effective immediately but subject to the Company’s timely filing and mailing of such an Information Statement;

     WHEREAS, the undersigned Shareholders acknowledge that there are two competing groups of directors claiming to act on behalf of the Company as follows: Mr. Patrick J. Kealy, Mr. Michael J. Tracy and Mr. William W. Becker (the “First Group”) and Mr. Patrick J. Kealy, Mr. Michael J. Tracy, Mr. William W. Becker, Mr. Richard Dineley and Mr. John Connor (the “Second Group”);

     WHEREAS, the undersigned Shareholders do not believe that Mr. Richard Dineley and Mr. John Connor were duly elected to the Board; and

     WHEREAS, the undersigned Shareholders in the Second Group desire to resolve all issues related to the membership on the Company’s Board of Directors;

     NOW, THEREFORE, the undersigned Shareholders constituting the Majority Shareholder Group, by written consent, do herewith take the following actions:

     RESOLVED, that the Action by Written Consent taken on September 7, 2004, is herewith amended and restated in the following respects;

     RESOLVED, that all directors of the Company, currently serving in such capacity, including without limitation Mr. Patrick J. Kealy, who also purports to serve as Chairman, Mr. Richard Dineley and Mr. John Connor, are herewith removed from their positions as directors and in such other capacities as they may have been designated to served, including Mr. Kealy in his claimed capacity as Chairman;

     RESOLVED, further, that the following persons are herewith elected as directors and of such directors Mr. William W. Becker is herewith elected as Chairman of the Board of Directors of the Company:

William W. Becker
Michael J. Tracy
Gary R. Brown

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     RESOLVED, further, that this action shall become effective immediately but subject to the Company’s preparation, filing and mailing of an Information Statement in compliance with Section 14(c) of the ‘34 Act and Rule 14c-2 of the Securities and Exchange Commission;

     RESOLVED, that the Information Statement to be prepared, filed and mailed by the Company shall include the information set forth in the Information Statement filed with SEC on behalf of the Company by the undersigned Shareholders on September 8, 2004;

     RESOLVED, that in the event such preparation, filing and mailing is not completed by October 30, 2004 the undersigned Shareholders shall deem the Company and its Board of Directors in default of its obligations to effect the same and shall deem the removal of directors and the election of directors to be effective from and after the date hereof;

     RESOLVED, further, that a copy of this Action by Written Consent shall be delivered to the Company;

     RESOLVED, further, that the undersigned Shareholders shall provide forthwith all Shareholders of the Company of record as of this date with a copy of this Amended and Restated Action by Written Consent;

     RESOLVED, that copies of this Amended and Restated Action be sent to all persons claiming to act as directors of the Company requesting their written assurances that they will take all affirmative action as may be required to properly prepare, file and mail the foregoing Information Statement; and

     RESOLVED, further, that the undersigned Shareholders forthwith shall serve written demand upon Mr. Patrick Kealy, Mr. Richard Dineley and Mr. John Connor that they resign any claim of directorship of the Company effective immediately.

     IN WITNESS WHEREOF, the undersigned Shareholders and members of the Majority Shareholder Group of the Company have duly executed this Action by Written Consent effective as of the 16th day of September, 2004.

[signatures on next page]

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ARDARA INVESTMENTS, LTD. By: /s/ Larry E. Becker Authorized Agent	BECKER CAPITAL MANAGEMENT, LLC By: /s/ Larry E. Becker Manager

WILLIAM W. BECKER By: /s/ William W. Becker William W. Becker	BGC INVESTMENTS, INC. By: /s/ Larry E. Becker President

MICHAEL L. GLASER By: /s/ Michael L. Glaser Michael L. Glaser	MICHAEL L. GLASER IRA ROLLOVER By: /s/ Michael L. Glaser Michael L. Glaser

IONIAN INVESTMENTS, LTD. By: /s/ Larry E. Becker Authorized Agent	MICHAEL J. TRACY By: /s/ Michael J. Tracy Michael J. Tracy

VINTAGE INVESTMENTS, LTD. By: /s/ Larry E. Becker Authorized Agent	WELLS FARGO BANK FBO MICHAEL L. GLASER IRA ROLLOVER By: /s/ Michael L. Glaser Michael L. Glaser

WYSE INVESTMENTS, LTD. By: /s/ William W. Becker Authorized Agent	HARTFORD HOLDINGS LTD. By: /s/ William W. Becker Authorized Agent

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EXHIBIT N

MINUTES OF MEETING OF BOARD OF DIRECTORS OF TELEMETRIX INC. HELD OCTOBER 18, 2004

A telephonic meeting of the Board of Directors of Telemetrix was called to order at 3:00 PM Mountain Daylight Time by President, Michael Tracy. Present on the telephone call were William W. Becker, Michael J. Tracy and Patrick]. Kealy.

Mr. Tracy stated that all duly elected directors had received proper notice and were present at the commencement of the meeting.

Mr. Tracy called the roll, answering the call were Becker, Tracy and Kealy. Mr. Kealy stated that he wished to take exception that Richard Dineley and John Connor were not present on the call. Mr. Tracy advised Mr. Kealy the request would be noted in the minutes of the meeting.

Mr. Tracy advised the meeting would follow the agenda presented in the meeting notice. Whereupon Mr. Becker presented a motion to ratify the actions of the board of directors meeting of September 3, 2004. Mr. Tracy seconded the motion and called the roll. Tracy and Becker in favor, Kealy opposed.

RESOLVED, the actions of the board of directors at the September 3, 2004 meeting are hereby ratified.

Mr. Becker then presented a motion to ratify the actions of the board of directors meeting of September 16, 2004. Mr. Tracy seconded the motion and called the roll. Tracy and Becker in favor, Kealy opposed.

RESOLVED, the actions of the board of directors at the September 16, 2004 meeting are hereby ratified.

Mr. Becker then presented a motion to approve the filing of a Schedule 14C with the Securities and Exchange Commission. Mr. Tracy seconded the motion. Mr. Kealy asked what the changes were in this filing from the previous filing. Mr. Tracy responded that a question had been raised about the previous filing relating to the filing having been made by the appropriate party. This filing responded to that question.

RESOLVED, the board of directors approves filing of a Schedule 14C with the U.S. Securities and Exchange Commission in the form distributed to each board member prior to this board meeting, subject to final review by counsel.

Mr. Tracy then called the roll. Becker and Tracy in favor, Kealy abstained.

Thereupon Mr. Tracy asked if there were any further business to be brought before the board. There being none, Mr. Becker made a motion to adjourn the meeting, seconded by Tracy and approved by Tracy, Becker and Kealy. Mr. Tracy noted that the meeting was adjourned at seven minutes past the hour.

Michael J. Tracy, President and Director.